Exhibit 10.6
PURCHASE AND SALE AGREEMENT
AND JOINT ESCROW INSTRUCTIONS

This PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the “Agreement”) is dated as of December 9, 2011 (the “Effective Date”), by and between DBMFI LLC, a Delaware limited liability company (“Buyer”); MORGAN’S FOODS, INC., an Ohio corporation (“Parent”); MORGAN’S RESTAURANTS OF OHIO, INC., an Ohio corporation, MORGAN’S RESTAURANTS OF PENNSYLVANIA, INC., a Pennsylvania corporation, MORGAN’S RESTAURANTS OF WEST VIRGINIA, INC., a West Virginia corporation, MORGAN’S FOODS OF MISSOURI, INC., a Missouri corporation, and MORGAN’S RESTAURANTS OF NEW YORK, INC., a New York corporation (collectively, jointly and severally, “Sellers,” and each a “Seller”). Sellers, collectively, jointly and severally with Parent, are collectively referred to herein as the “Seller Parties” and each a “Seller Party”. Buyer, Parent and Sellers are collectively referred to herein as the “Parties” and individually as a “Party”.

RECITALS

A.           Sellers own (i) good and indefeasible title in fee simple to the land described on Schedule 1 attached hereto (collectively, the “Land”); and (ii) all of the following (collectively, “Improvements”): buildings and other structures located on any of the Land; any rights of way, easements, parking covenants, entitlements, privileges and other rights appurtenant to the Land, including, without limitation, regarding any street adjoining any portion of the Land and any air and development rights related to the Land and any and all fixtures at or on the Land, including without limitation all of the following (but specifically excluding any of the following that are not “fixtures” pursuant to applicable law): built-in equipment; compressors; appliances; engines; electrical, plumbing, heating, ventilating, and air conditioning machinery; fire sprinklers and fire suppression equipment; lighting (including without limitation emergency lighting); security cameras and systems; paging and sound systems; walk-in coolers and grill hoods; built-in sinks; built-in shelving; awnings and supports for signs. Land and all Improvements thereon are collectively referred to herein as “Real Properties” and each individually as a “Real Property.”

B.           Upon and subject to the terms and conditions of this Agreement, Sellers desire to sell Sellers’ right, title, and interest in the Real Properties to Buyer, and Buyer desires to purchase Sellers’ right, title, and interest in the Real Properties from Sellers, and immediately thereafter, Parent desires to lease from Buyer, and Buyer desires to lease to Parent, each of the Real Properties pursuant to that certain Master Lease Agreements (as defined below).

C.           Prior to the Effective Date, Buyer has expended considerable time and resources in investigating, reviewing, inspecting and analyzing the Seller Parties and the Real Property, and following the Effective Date intends to continue such diligence efforts.

NOW, THEREFORE, in consideration of the foregoing recitals, the promises and covenants of the Parties to this Agreement, and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties agree as follows:

1.Definitions. The following capitalized terms used in this Agreement have the following meanings:

“Agreement” is defined in the first paragraph of this Agreement. “Anti-Terrorism Law” is defined in Section 11(b).

“Authorities” means governmental or quasi-governmental agencies, authorities, bodies, courts or instrumentalities, regulatory or otherwise, having any jurisdiction over any of the Real Properties.

“Business Day” means any day that is not a Saturday, Sunday or legal holiday for national banks in New York City, New York.

“Buyer” is defined in the first paragraph of this Agreement. “Buyer Indemnified Party” is defined in Section 13.6. “Buyer’s Expenses” is defined in Section 6.2.

“Closing” means the date upon which (a) the Deeds for each of the Real Properties are recorded in the official records of the applicable counties where the Real Properties are located (or, if agreed to by Buyer, the date of the Title Policies insuring ownership of the Real Properties by Buyer), (b) title to the Real Properties is conveyed to Buyer, and (c) possession of the Real Properties (subject to the Master Lease Agreements) is delivered to Buyer, all in accordance with the terms of this Agreement.

“Closing Date” means December 9, 2011. “Competing Transaction” is defined in Section 19.17.

“Control” means ownership of voting securities sufficient to elect a majority of the board of directors of a corporation, or analogous ownership interests of non-corporate entities.

“Deed” is defined in Section 7.1(a).

“Designated Person” is defined in Section 11(b). “Disapproved Exceptions” is defined in Section 4.1(a). “Disclosing Party” is defined in Section 13.2.

“Due Diligence Information” means (a) all studies, reports, agreements, leases, tax statements, zoning and other land use information, engineering and construction drawings, reports (including, without limitation, geotechnical reports, soils reports, and environmental reports) surveys, documents, plans, specifications, maps, permits, certificates of occupancy, and entitlements concerning or relating to any of the Real Properties and (b) all audited profit and loss statements, proforma income and cash flow statements, balance sheet and debt schedule of Parent and of Sellers regarding each Real Property for the years 2008, 2009 and 2010, any financial projections or pro-formas regarding each Real Property, and a “quality of earnings” report from a third party due diligence firm reasonably acceptable to Buyer and (c) such other information regarding or relating to Sellers, Parent or the Real Properties as may be requested by Buyer.

“Effective Date” is defined in the first paragraph of this Agreement.

“Environmental Laws” means, as amended, any federal, state, or local law, ordinance, regulation, court judgment or order or written policy or guidance document of any federal, state or local agency or regulatory body applicable to Sellers or any of the Real Properties, or any owner thereof or operator thereon, relating to industrial hygiene or to the indoor or outdoor environment or unsafe conditions including, without limitation, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of hazardous materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to any of the Real Properties, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about any of the Real Properties. “Environmental Laws” also shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act and the Occupational Safety and Health Act, the Pennsylvania Hazardous Sites Cleanup Act, the Pennsylvania Storage Tank and Spill Prevention Act, and equivalent or similar federal, state and local laws, and all regulations adopted in respect to the foregoing laws and further includes the common law (including, but not limited to, laws governing nuisance and trespass).

“Escrow” means the escrow established pursuant to Section 3 of this Agreement through which the purchase and sale of the Real Properties shall be consummated.

“Escrow Holder” means Republic Title of Texas, Inc., a Texas corporation. “Excluded Real Properties” is defined in Section 4.3(c).

“Exclusive Period” is defined in Section 19.17.

“Executive Orders” is defined in Section 11(b).

“Expense Deposit” is defined in Section 6.3.

“Expenses” is defined in Section 6.2.

“Feasibility Matters” is defined in Section 4.3(a).

“Feasibility Period” means the period commencing on the Opening of Escrow and ending at the earlier of (a) the Closing, and (b) 6:00 p.m. Pacific Time on the Closing Date.

“Feasibility Exclusion Notice” is defined in Section 4.3(c).

 “Feasibility Termination Notice” is defined in Section 4.3(b).

 “FIRPTA Certificate” is defined in Section 7(d).

”GAAP” means those generally accepted accounting principles set forth from time to time in statements and pronouncements of the Financial Accounting Standards Board and in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants or those having other substantial authoritative support in the United States of America and which are applicable in the circumstances (and are not inconsistent with such Statements and Opinions), as applied on a consistent basis.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hazardous Materials” means any man-made or naturally occurring ignitable, reactive, explosive, corrosive, carcinogenic, mutagenic, toxic or radioactive material, whether virgin material, secondary material, by-product, waste or recycled material, defined, regulated or designated as a contaminant, pollutant, or a hazardous or toxic substance, material, or waste, contaminant or pollutant under any Environmental Laws or any other federal, state or local law, statute, regulation, ordinance, or governmental policy presently in effect or as amended or promulgated in the future, and shall specifically include, without limitation: (a) those materials included within the definitions of “hazardous substances,” “extremely hazardous substances,” “hazardous materials,” “toxic substances” “toxic pollutants,” “hazardous air pollutants” “toxic air contaminants,” “solid waste,” “hazardous waste,” “pollutants,” “contaminants” or similar definitions under any Environmental Laws; (b) those materials which create liability under common law theories of public or private nuisance, negligence, trespass or strict liability; and (c) specifically including, without limitation, any material, waste or substance which contains: (i) petroleum or petroleum derivatives byproducts, including, without limitation, crude oil and any fraction thereof and waste oil; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) formaldehyde; (v) radon; and (vi) mold.

“Holdback Accounts” means the accounts established by Escrow Holder to hold the Holdback Funds until the conditions to disbursement are met, all as more fully described in the Holdback Agreements.

“Holdback Agreements” means those certain Holdback Agreements of even date herewith executed by Buyer, Seller Parties and Escrow Holder substantially in the form of

“Holdback Funds” means the portion of the Purchase Price totaling $580,000 that is to be held by Escrow Holder pursuant to the Holdback Agreements.

“Improvements” is defined in the recitals of this Agreement.

“Information” is defined in Section 13.5.

“Land” is defined in the recitals of this Agreement.

“Leases” means any lease, tenancy, license, sublease, assignment and/or other rental or occupancy agreement encumbering or regarding any Real Property or any portion thereof.

“Liquidated Damages” is defined in Section 16.4. “Lists” is defined in Section 11(b).

“Master Lease Agreement” and “Master Lease Agreements” are defined in Section 7.1(c)(i).

“Master Lease Deliverables” means any instruments or other documents required to be delivered to either party to the Master Lease Agreements, as of the execution and delivery thereof, pursuant to the terms thereof (other than any such instruments or other documents already expressly required to be delivered by Buyer and/or Seller Parties pursuant to the terms of this Agreement).

“Master Lease Memorandum” is defined in Section 7.1(c)(iv). “Master Lease (Pool A)” is defined in Section 7.1(c)(i).

“Master Lease Subordination Agreements” is defined in Section 7.1(c)(v). “Master Lease (Pool B)” is defined in Section 7.1(c)(ii).

“Material Adverse Effect” means (a) a material adverse effect upon the business, operations, properties, assets, condition or prospects (financial or otherwise) of Seller Parties, when taken as a whole, (b) the material impairment of the ability of Seller Parties to perform its respective material obligations under any of the Transaction Documents, (c) a material adverse effect on the value, condition, suitability, prospects, or utility of the Real Properties, when taken as a whole, or (d) the material impairment of Buyer’s rights or remedies under any of the Transaction Documents. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.

“OFAC” is defined in Section 11(b).

“OFAC Laws and Regulations” is defined in Section 11(b). “Opening of Escrow” is defined in Section 3.1.

“Other Lists” is defined in Section 11(b).

“Parent” is defined in the first paragraph of this Agreement.

“Parties” and “Party” are defined in the first paragraph of this Agreement. “Pennsylvania Properties” is defined in Section 19.18(a).

“Permitted Exceptions” means general and special Real Property taxes and assessments, a lien not yet due and payable; and any other liens, easements, encumbrances, covenants, conditions and restrictions of record approved, or waived if a Disapproved Exception, by Buyer pursuant to Section 4.1, or created by Buyer.

“Purchase Price” means Twenty Two Million and No/100 Dollars ($22,000,000); as may be adjusted pursuant to Section 4.3(c).

“Real Properties” and “Real Property” are defined in the recitals of this Agreement.

“SDN List” is defined in Section 11(b).

“Seller” and “Sellers” are defined in the first paragraph of this Agreement.

“Seller Party” and “Seller Parties” are defined in the first paragraph of this Agreement.

“State Withholding Forms” is defined in Section 7.1(d).

“Survey” means a current, correct and complete ALTA land title survey regarding a Real Property, in a form reasonably acceptable to Buyer.

“Tax Return” shall mean any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any real property, transfer and sales taxes, and including any interest, additions to tax or penalties applicable thereto.

“Title Commitment” means a commitment from the Title Company for title insurance covering the Real Properties setting forth the status of title to the Real Properties, and showing all matters of record affecting the Real Properties, together with a true, complete and legible copy of all documents referred to therein.

“Title Company” means Republic Title of Texas, Inc., a Texas corporation.

“Title Policy” means an ALTA Extended Coverage Owner’s Policy of Title Insurance from the Title Company for a Real Property, subject only to the Permitted Exceptions, with such endorsements as Buyer shall require in its sole discretion.

“Transaction Documents” means, collectively, this Agreement, the Deeds, the Master Lease Agreements, the Master Lease Memorandums, the Holdback Agreements, the Master Lease Deliverables, and any other agreements entered into between any Seller Party and Buyer, in connection with any of the foregoing.

2.           Agreement of Purchase and Sale. In accordance with and subject to the terms and conditions of this Agreement, Sellers agree to sell, assign, transfer and convey to Buyer, and Buyer agrees to purchase from Sellers, the Real Properties. The Parties intend that for all purposes, this Agreement constitutes an agreement for the purchase and sale of real properties, and certain other transactions described herein, and the Agreement shall be construed and interpreted accordingly. Under no circumstances shall this Agreement, or any provision herein, be construed as an option.

3.           Escrow.

3.1    Opening of Escrow. Within three Business Days after the
Effective Date, the Parties shall deliver an executed copy of this Agreement to Escrow Holder. Escrow Holder shall notify the Parties in writing of the first date that it has received the fully executed copy of this Agreement, and shall open an Escrow at the office of Escrow Holder on such date (such date is referred to herein as the “Opening of Escrow”).

3.2    Escrow Instructions. This Agreement shall constitute joint escrow instructions to Escrow Holder. The Parties shall execute such additional instructions not inconsistent with the provisions of this Agreement which may be reasonably required by Escrow Holder and shall be bound by Escrow Holder’s general instructions, but if any conflict between the provisions of this Agreement and the provisions of Escrow Holder’s general instructions exists or arises, then the provisions of this Agreement shall control. Escrow Holder shall promptly notify Buyer and Seller Parties in writing of the date of the Opening of Escrow. Escrow Holder is designated the “real estate reporting person” for purposes of Section 6045 of the Internal Revenue Code of 1986, as amended and Treasury Regulation 1.6045-4, and any instructions or settlement statement prepared by Escrow Holder shall so provide. Escrow Holder shall be responsible for filing Form 1099-S with the Internal Revenue Service.

4.           Buyer’s Inspections and Feasibility Investigations.

4.1     Title.

(a)     On or before the Opening of Escrow, Seller Parties shall deliver to Buyer a current Title Commitment issued by the Title Company for each of the Real Properties. Seller Parties shall also deliver to Buyer any existing land title surveys in Seller Parties’ possession or control regarding any of the Real Properties. No later than ten (10) days before the end of the Feasibility Period, Buyer shall notify Parent of Buyer’s objections to title or survey matters, if any, based on its review of the Title Commitments, the Surveys and the Due Diligence Information (“Disapproved  Exceptions”). All monetary liens or encumbrances shall be deemed Disapproved Exceptions and Seller Parties shall eliminate them before or concurrently with the Closing. Seller Parties shall use their best efforts to cause the Title Company to eliminate all other Disapproved Exceptions within five (5) days after Buyer delivers to Parent notice of the Disapproved Exceptions. If despite such efforts, Seller Parties are unable to eliminate such Disapproved Exceptions, Seller Parties shall notify Buyer in writing of same within five (5) days after Buyer delivers to Parent notice of the Disapproved Exceptions.

(b)       Sellers shall deliver to Buyer title for each of the Real Properties at the Closing subject only to the Permitted Exceptions. Any exceptions to title shown on any supplement to any Title Commitment that may be issued from time to time by the Title Company shall be removed by Seller Parties at or before the Closing. Alternatively, with Buyer’s written consent, Seller Parties shall cause the Title Company to endorse over such exceptions at the Closing pursuant to title endorsements satisfactory to Buyer in its sole discretion, unless Buyer expressly approves such exceptions in writing, or unless such exceptions are Permitted Exceptions.

    4.2           Due Diligence Information. On or before the Opening of Escrow, Seller Parties shall deliver to Buyer all Due Diligence Information in Seller Parties’ possession or control, or known to Seller Parties.

    4.3           Feasibility Study.

(a)           During the Feasibility Period, Buyer shall have the right to review and approve, in Buyer’s sole and absolute discretion, the Title Commitments, the Due Diligence Information, the Surveys, and any other information disclosed to, or discovered by, Buyer regarding, or in any way relating to, the Real Properties, Seller Parties or the transactions contemplated herein (collectively, the “Feasibility Matters”). By way of example but not of limitation, Feasibility Matters may include any of the following, as determined by Buyer in its sole and absolute discretion: environmental issues, title issues, zoning issues or survey issues regarding any Real Property; concerns regarding the physical location or condition of any Real Property, and the sales volume of any Real Property as it relates to its immediate market trade area.

(b)           In the event that, before the end of the Feasibility Period, Buyer delivers (or is deemed to have delivered, as provided below) to Seller Parties written notice (the “Feasibility Termination Notice”) that Buyer disapproves the Feasibility Matters as to all Real Properties and elects to terminate this Agreement, then (i) this Agreement and Escrow shall terminate, and (ii) Escrow Holder shall immediately return all other documents and instruments to the Party that deposited same.

(c)           In the event that, at least three (3) Business Days before the end of the Feasibility Period, Buyer delivers to Parent written notice (the “Feasibility Exclusion  Notice”) that Buyer disapproves the Feasibility Matters as to some but not all Real Properties and elects to exclude certain Real Properties from this Agreement (which Real Properties shall be specifically referenced in the Feasibility Exclusion Notice and are referred to herein collectively as the “Excluded Real Properties”), then (i) any reference to the “Real Properties” or any “Real Property” contained herein or in any other Transaction Document shall be deemed to exclude the Excluded Real Properties, (ii) this Agreement (including without limitation any Exhibits or Schedules attached hereto) shall be deemed amended to delete any specific reference to any Excluded Real Property, and (iii) the Purchase Price shall be reduced in an amount mutually determined by Seller Parties and Buyer. At the request of either Party, the Parties shall enter into one or more separate written documents evidencing the amendments described in the immediately preceding sentence.

(d)           Notwithstanding anything contained in clause (c), in the event that Buyer delivers to Parent a Feasibility Exclusion Notice that excludes more than three (3) Real Properties from this Agreement, then Parent may deliver written notice to Buyer at least one Business Day prior to the Closing Date terminating this Agreement, in which event (i) this Agreement and Escrow shall terminate, and (ii) Escrow Holder shall immediately return all other documents and instruments to the Party that deposited same. If Seller fails to deliver, at least one (1) Business Day prior to the Closing Date any such notice to Buyer after delivery of a Feasibility Exclusion Notice to Parent, Parent shall be deemed to have waived any right to terminate the Agreement pursuant to this clause (d).

(e)           In the event that Buyer does not deliver a Feasibility Termination Notice or a Feasibility Exclusion Notice to Parent on or before the end of the Feasibility Period, and also fails to deliver to Parent a written notice approving the Feasibility Matters on or before the end of the Feasibility Period, then Buyer shall be deemed to have delivered the Feasibility Termination Notice to Seller as of the expiration of the Feasibility Period.

(f)           Seller Parties agree that Buyer may disapprove the Feasibility Matters (whether in connection with a Feasibility Termination Notice or a Feasibility Exclusion Notice) for any reason or no reason, in its sole and absolute discretion.

4.4           Access. Sellers grant to Buyer and Buyer’s agents, employees and consultants a nonexclusive license to enter upon each of the Real Properties for the purpose of allowing Buyer to conduct whatever soil and engineering tests, feasibility studies, surveys and other physical examinations of the Real Properties Buyer deems appropriate. Buyer shall indemnify, defend, protect and hold Sellers free and harmless from all loss and liability (including, without limitation, attorneys’ fees) arising solely and directly from such activities of Buyer and its agents and employees upon the Real Properties, and from all mechanic’s and other liens resulting solely and directly from any such conduct of Buyer and its agents and employees. However, Buyer shall have no liability for any loss or damage attributable to the acts or omissions of Seller Parties or their respective agents, employees, invitees or licensees or resulting from latent defects or Hazardous Materials within, on or adjacent to the Real Properties.

5.             Closing; Payment of Purchase Price.

5.1              The Closing shall occur on the Closing Date.

5.2              On or before the Closing Date, Buyer shall deposit with Escrow Holder (a) the Purchase Price, and (b) Buyer’s share of closing costs, and other fees and costs, as provided in Article 6 below, in immediately available funds.

6.             Closing Costs and Prorations.

6.1           No proration shall be made of real estate taxes, utility charges and maintenance expenses with respect to the Real Properties (the Parties acknowledging that Parent shall continue to be responsible for all such charges, taxes and expenses under the Master Lease Agreements). Rental payments under the Master Lease Agreements shall be prorated as of the Closing Date such that Parent shall prepay a prorated portion of the rent due from Parent to Buyer under the Master Lease Agreements applicable to the month in which the Closing occurs, as contemplated by the Master Lease Agreements.

6.2           Seller Parties shall pay all the following in connection with the transactions contemplated herein (collectively, “Expenses”): (a) fees and expenses of Seller Parties incurred in connection with (i) the preparation and negotiation of any letter of intent, proposal, term sheet, or commitment prior to the Effective Date, and (ii) the preparation and negotiation of all Transaction Documents, (b) all closing fees and expenses, including without limitation all Escrow fees, recording costs (other than mortgage recording costs and mortgage taxes incurred pursuant to any Buyer financing) and applicable deed stamp taxes, and transfer taxes for each of the Real Properties (excluding mortgage taxes incurred pursuant to any Buyer financing); (c) all fees and expenses associated with (i) the preparation, and delivery to Buyer, of all of the Due Diligence Information and Title Commitments, (ii) Seller Parties’ efforts to eliminate Disapproved Exceptions as described in Section 4.1(a), and (iii) the removal by Seller Parties of any exceptions to title shown on any supplement to any Title Commitment as described in Section 4.1(b); (d) all fees and expenses for the Title Policies; (e) all broker and finder fees and expenses in connection with the transactions contemplated herein; and (f) all fees and expenses of Buyer (including, without limitation, but without limiting anything contained in Section 19.12, Buyer’s reasonable attorneys’ fees and expenses) incurred in connection with the transactions contemplated herein (collectively, “Buyer’s Expenses”), including without limitation fees and expenses of Buyer incurred in connection with (i) the preparation and negotiation of any letter of intent, proposal, term sheet, or commitment prior to the Effective Date, (ii) the preparation and negotiation of all Transaction Documents, (iii) Buyer’s due diligence activities and inspections (including without limitation fees and costs of third party consultants, and costs of duplication, travel, audits, and public records’ searches), and (iv) any insurance or appraisals obtained by Buyer.

6.3            Buyer acknowledges that it has received from Parent expense deposits totaling $75,000 (the “Expense Deposit”) to be applied against Buyer’s Expenses that Seller Parties are obligated to pay pursuant to Section 6.2 of this Agreement. If the Closing fails to occur for any reason other than a default hereunder by Buyer, the Expense Deposit shall be retained by Buyer. If the Closing fails to occur by reason of a default hereunder by Buyer, the Expense Deposit shall be promptly returned by Buyer to Parent.

6.4            Seller acknowledges that the Holdback Funds will be held by Escrow Holder pursuant to the Holdback Agreements and will not be disbursed to Seller unless and until the conditions to disbursement set forth therein are satisfied.

7.             Closing Deliveries by Seller.

7.1              No later than one (1) Business Day before the Closing Date, Seller Parties shall deposit with Escrow Holder all of the following:

(a)              For each Real Property, a Deed in the form of Exhibit A (or a substantially equivalent state-specific form acceptable to Buyer for the state in which the particular Real Property is located) (each, a “Deed”), conveying to Buyer such Real Property subject only to the Permitted Exceptions, duly executed by the respective Seller and properly notarized and acknowledged.

(b)              [Intentionally omitted]

(c)               Four (4) counterpart originals of each of the following:

(i)           Master Lease Agreement in the form attached hereto as Exhibit D encumbering those Real Properties set forth on Schedule 2 (the “Master Lease (Pool A) Agreement”), duly executed by Parent;

(ii)          Master Lease Agreement in the form attached hereto as Exhibit E ecumbering those Real Properties set forth on Schedule 3 (“Master Lease (Pool B)”, collectively with Master Lease (Pool A), the “Master Lease  Agreements”; each individually, a “Master Lease Agreement”), duly executed by Seller;

(iii)           Any Master Lease Deliverables to be delivered to Buyer, as landlord, from Parent, as tenant (or from any other individual or entity for the benefit of Buyer, as landlord, under any of the Master Lease Agreements), pursuant to the Master Lease Agreements;

(iv)           A Master Lease Memorandum in the form attached hereto as Exhibit F (or a substantially equivalent state-specific form acceptable to Buyer for the state in which the applicable Real Property is located) for each of the Real Properties (each, a “Master Lease Memorandum”), each duly executed by Parent;

(v)           Holdback Agreements, duly executed by Seller Parties; and

(vi)           Subordination Agreement; Acknowledgement of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement in the form attached hereto as ExhibitG for each Master Lease Agreement (collectively, the “Master Lease Subordination Agreements”), duly executed by Parent and properly notarized and acknowledged.

(d)            Certificate of Non-Foreign Status in the form of Exhibit H (a “FIRPTA Certificate”), and any state-specific income tax withholding certificates reasonably required by Buyer (collectively, “State Withholding Forms”), each duly executed by the respective Seller.

(e)           Evidence reasonably satisfactory to Buyer and Title Company that Seller Parties are fully authorized to have entered into this Agreement, and to consummate the transactions contemplated herein, including without limitation selling the Real Properties to Buyer pursuant to the terms of this Agreement and Parent entering into the Master Lease Agreements.

(f)           The amount of all fees and expenses of Buyer that Seller Parties are obligated to pay pursuant to Section 6.2, to the extent not previously paid (and less any Expense Deposit previously delivered to Buyer).

(g)           Any and all transfer tax forms reasonably required by Buyer that are to be executed and delivered by Sellers.

(h)           [Intentionally omitted]

(i)           Opinions of Parent’s independent counsel, in form and substance reasonably satisfactory to Buyer, as to (i) the good standing, formation or organization, and authorization of Seller Parties; (ii) the enforceability of the Transaction Documents; (iii) the enforceability of the Master Lease Agreements, and other Master Lease Deliverables; and (iv) such other matters as Buyer may reasonably require (including, in Buyer’s discretion, a “true lease” opinion from Parent’s bankruptcy counsel), in addition to copies of any and all certificates, written consents or authorizations, and any other documents expressly relied upon by such Parent’s counsel in connection with its issuance of such opinions.

(j)           Owner’s affidavits acceptable to Buyer and Title Company to facilitate the issuance of the Title Policies to Buyer, including without limitation a statement insuring the “gap” period between the Closing Date and recording of the Deeds for the Pennsylvania Properties.

(k)           Such other instruments or documents as may be reasonably necessary or advisable in Buyer’s judgment or Title Company’s judgment to effect and evidence the transactions contemplated herein.

8.Closing Deliveries by Buyer. Before the Closing, Buyer shall deposit with
Escrow Holder the following:

    8.1          The Purchase Price.

    8.2          Four (4) counterpart originals of all of the following:

(a)           Master Lease (Pool A) Agreement, duly executed by Buyer;

(b)           Master Lease (Pool B) Agreement, duly executed by Buyer;

(c)           Any Master Lease Deliverables to be delivered to Parent, as tenant, from Buyer, as landlord (or from any other individual or entity for the benefit of Parent, as tenant, under any of the Master Lease Agreements), pursuant to the Master Lease Agreements;

(d)           A Master Lease Memorandum for each of the Real Properties, duly executed by Buyer;

(e)           Master Lease Subordination Agreements for each Master Lease Agreement, duly executed by Buyer and duly notarized; and

(f)           Holdback Agreements, duly executed by Buyer.

    8.3          Any and all transfer tax forms reasonably required by Sellers, if the same are required to be executed by Buyer.

    8.4          [Intentionally omitted]

    8.5          Such other instruments or documents as may be reasonably necessary or advisable in Parent’s judgment or Title Company’s judgment to effect and evidence the transactions contemplated herein.

9.                 Conditions to Closing.

    9.1           Conditions to Buyer’s Obligations. The Closing and Buyer’s
obligation to purchase the Real Properties are subject to the satisfaction of the following conditions or Buyer’s written waiver of such conditions on or before the Closing Date. Buyer may waive in writing any or all of such conditions in its sole and absolute discretion.

(a)           Seller Parties shall have performed all obligations to be performed by Seller Parties pursuant to this Agreement at or before Closing.

(b)           Seller Parties’ representations and warranties in this Agreement shall be true and correct as of the Closing.

(c)           The Title Company shall be committed to issue to Buyer a Title Policy for each of the Real Properties, dated as of the Closing Date.

(d)           No order, stay, injunction or restraining order, pending or threatened litigation, law or regulation, or any other condition, event or circumstance shall exist that in the reasonable determination of Buyer could have a Material Adverse Effect.

9.2            Conditions to Seller Parties’ Obligations. The Closing and Sellers’ obligation to sell the Real Properties are subject to the satisfaction of the following conditions or Parent’s written waiver of such conditions on or before the Closing Date. Parent may waive in writing any or all of such conditions in its sole and absolute discretion.

    (a)             Buyer shall have performed all obligations to be performed by Buyer pursuant to this Agreement at or before Closing.

 (b)              Buyer’s representations, warranties and covenants set forth in this Agreement shall be true and correct as of the Closing.

10.            Closing.

10.1              Escrow Holder’s Actions. Upon the Closing Date, when Escrow Holder holds the items required to be deposited by Seller Parties and Buyer as described above and Title Company is committed to issue and deliver to Buyer the Title Policies, Escrow Holder is instructed and authorized to immediately take all the following actions:

(a)           With respect to each Real Property, record in the Office of the Recorder in the county where such Real Property is located (i) a Deed, (ii) a Master Lease Memorandum, and (iii) a Master Lease Subordination Agreement.

(b)           Pay any applicable transfer taxes arising due to the transactions contemplated herein, and file any transfer tax forms delivered to Escrow hereunder.

(c)           Instruct each of the County Recorders to return to Buyer each applicable Deed with all applicable recording information thereon.

(d)           Disburse to Parent from the funds deposited into Escrow by Buyer the Purchase Price less (i) amounts that Seller Parties are obligated to pay pursuant to Section 6.2 hereunder, (ii) the Holdback Funds; and (iii) any withholding mandated by state or federal law.

(e)           Disburse from funds deposited into Escrow by Buyer amounts toward payment of all other items chargeable to the account of Buyer hereunder, and disburse the balance of such funds, if any, to Buyer.

(f)           Deliver to Buyer the following:

(i)           two (2) complete, fully-executed and assembled originals of the Master Lease (Pool A) Agreement, the Master Lease (Pool B) Agreement, the Holdback Agreements, any Master Lease Deliverables delivered by Parent, and the Master Lease Subordination Agreements;

(ii)           one (1) complete, fully-executed and assembled original of each of the FIRPTA Certificate, any State Withholding Forms, any transfer tax forms executed by Sellers, and all legal opinion letters and related documents delivered into Escrow pursuant to Section 7.1; and

(iii)           one (1) complete, fully-executed and assembled original (or copy, if an original is unavailable) of any other document delivered to Escrow by Seller Parties for delivery to Buyer in connection herewith.

(g)               Deliver to Parent the following:

(i)           two (2) complete, fully executed and assembled originals of the Master Lease (Pool A) Agreement, the Master Lease (Pool B) Agreement and any Master Lease Deliverables delivered by Buyer;

(ii)           one (1) complete, fully executed and assembled original of each of the Master Lease Subordination Agreements, the Holdback Agreements, and any transfer tax forms executed by Buyer; and

(iii)           one (1) complete, fully executed and assembled original (or copy, if an original is unavailable) of any other document delivered to Escrow by Buyer for delivery to Seller Parties in connection herewith.

(h)               Retain one (1) complete, fully executed and assembled original of the Holdback Agreements.

10.2            Conveyance and Possession. Upon the Closing, Sellers shall convey title to the Real Properties to Buyer, subject only to the Permitted Exceptions and the Master Lease Agreements, and Seller Parties shall deliver to Buyer copies of any and all keys, access codes and information in Seller Parties’ possession or control necessary to access the Real Properties (including without limitation all Improvements).

11.           Representations and Warranties of Seller Parties. Seller Parties represent, warrant and covenant to Buyer as follows:

(a)              Each Seller Party is a corporation duly organized, validly existing, and in good standing under the laws of the state of its formation. Each Seller Party has the right, power, and authority to execute, deliver, and perform this Agreement and the other Transaction Documents. This Agreement and the other Transaction Documents, when executed and delivered by Seller Parties and Buyer, shall constitute the valid and binding agreements of Seller Parties, and shall be enforceable against Seller Parties in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. All requisite authorizations, consents, resolutions and actions on the part of Seller Parties have been or will prior to the Closing be obtained, adopted or taken, as applicable, by Seller Parties (and its affiliates as and if required) in connection with making and entering into this Agreement and the other Transaction Documents and the consummation of the purchase and sale provided for herein and therein, and no consents or approvals are required from any party which is not a party to this Agreement in order to consummate such purchase and sale (and Seller Parties have received no notices or other information stating that any such consent or approval is or may be required). Neither the delivery of this Agreement nor the delivery of any of the other Transaction Documents nor the consummation of any of the transactions contemplated hereby violates or shall violate any provision of any agreement or document to which any Seller Party is a party or to which any Seller Party is bound.

(b)           No Seller Party is a “foreign person” within the meaning of Section 1445(f) of the Internal Revenue Code and, after making due inquiry, no person who owns a controlling interest in or otherwise controls any Seller Party is, (a) listed on the Specially Designated Nationals and Blocked Persons List (the “SDN List”) maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or on any other similar list (“Other Lists” and, collectively with the SDN List, the “Lists”) maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”); or (b) a person (a “Designated Person”) either (i) included within the term "designated national" as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Orders”). Neither Seller nor any of its principals or affiliates (x) is a person or entity with which Buyer is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law or (y) is a person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders or (z) is affiliated or associated with a person or entity listed in the preceding clause (x) or clause (y). To the best of Seller Parties’ knowledge, no Seller Party nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) deals in, or otherwise engages in any transaction relating to, any Real Property or interests in Real Property blocked pursuant to the Executive Orders or (II) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. As used herein, “Anti-Terrorism Law” means the OFAC Laws and Regulations, the Executive Orders and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended.

(c)           No Seller Party has alienated, encumbered, transferred, optioned, leased, assigned, transferred or otherwise conveyed its interest or any portion of its interest in the Real Properties or any portion thereof except as set forth in the Title Commitments, nor has any Seller Party entered into any agreement (other than this Agreement) so to do.

(d)           Except as Seller Parties have disclosed to Buyer in writing or as otherwise disclosed in the Due Diligence Information, to the best of Seller Parties’ knowledge: (i) none of the Real Properties is in violation or is currently under investigation for violation of any Environmental Laws and any former violations or investigations have been corrected, completed or closed; (ii) no Seller Party nor any third party has, in violation of any Environmental Laws, used, generated, manufactured, stored or disposed in, at, on, under or about the Real Properties or, in violation of any Environmental Laws, transported to or from the Real Properties any Hazardous Materials; (iii) there has been no discharge, migration or release of any Hazardous Materials from, into, on, under or about the Real Properties in violation of any Environmental Laws; and (iv) there is not now, nor has there ever been on or in the Real Properties underground storage tanks or surface impoundments, any asbestos-containing materials or any polychlorinated biphenyls used in hydraulic oils, electrical transformers or other equipment.

(e)           No Seller Party is in default under, nor has any Seller Party received any notice that any event has occurred which with the giving of notice or the passage of time, or both, would constitute a default under any contract, transaction, agreement, covenant, condition, restriction, lease, easement, encumbrance or instrument pertaining to any of the Real Properties.

(f)           There are no lawsuits, claims, suits, proceedings or investigations pending or, to the best of Seller Parties’ knowledge, threatened against or affecting Seller Parties that also could affect any of the Real Properties or any operations thereon. There are no lawsuits, suits or proceedings pending in which any Seller Party is the plaintiff or claimant and which relate to the Real Properties. There is no action, suit or proceeding pending or, to the best of Seller Parties’ knowledge, threatened, which questions the legality or propriety of the transactions contemplated by this Agreement. Without limiting the foregoing, there are no condemnation proceedings, eminent domain proceedings or similar actions or proceedings now pending against any of the Real Properties and, to the best of Seller Parties’ knowledge, no such proceedings or actions have been threatened against any of the Real Properties.

(g)           Except as set forth in the Title Commitments and as provided in this Agreement: (i) no Seller Party has made any oral or written commitments or representations to, or understandings or agreements with, any person, firm or entity, any owner of any real property adjoining a Real Property or any Authorities that would in any way be binding on Buyer following Closing; and (ii) there are neither outstanding liens, nor rights of third parties to acquire any interest in any of the Real Properties or any portion thereof, nor are there any outstanding agreements of sale, options to purchase, contracts to purchase or other obligations for the sale, exchange or transfer of any of the Real Properties or any portion thereof. There are no Leases affecting any of the Real Properties.

(h)           No financial statements or any other document, certificate or written statement furnished to Buyer by Seller Parties and to the best of Seller Parties’ knowledge after inquiry, no document or statement furnished by any third party on behalf of Seller Parties, for use in connection with this Agreement or the transactions contemplated herein, including without limitation the Due Diligence Information, when taken as a whole, contains any untrue representation, warranty or statement of a material fact, and none omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no material fact known to Seller Parties that has had or will have a Material Adverse Effect and that has not been disclosed in writing to Buyer by Seller Parties or by any third party on behalf of Seller Parties.

(i)           No Seller Party nor any entity or person in Control of, having Control over, or under common Control with Seller Parties, regardless of the number of tiers of ownership, is bankrupt under the Federal Bankruptcy Code, or has filed for protection or relief under any applicable bankruptcy or creditor protection statute or to the best of Seller Parties’ knowledge has been threatened by creditors with an involuntary application of any applicable bankruptcy or creditor protection statute. No Seller Party is entering into the transactions described in this Agreement with an intent to defraud any creditor or to prefer the rights of one creditor over any other.

(j)           Each Seller Party has a positive tangible net worth, as determined in accordance with generally accepted accounting principles in effect as of the date of Closing, and after taking into account the sale of the Real Properties to Buyer and the other transactions contemplated by this Agreement.

(k)           Neither the execution of this Agreement nor the consummation by Seller Parties of the transactions contemplated hereby will, to the best of Seller Parties’ knowledge: (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under or result in a termination of any contract, document, understanding, agreement or instrument to which any Seller Party is a party or by which any Seller Party or the Real Properties are bound; (ii) violate any restriction to which any Seller Party or the Real Properties are subject; (iii) constitute a violation of any code, resolution, law, statute, regulation, ordinance, judgment, rule, decree or order applicable to any Seller Party or the Real Properties; or (iv) result in the creation of any lien, charge or encumbrance upon the Real Properties or any part thereof.

(l)           The Real Properties are in compliance in all material respects with all applicable zoning, subdivision and land use laws, regulations and ordinances, all applicable health, fire, and building codes, and all other laws applicable to the Real Properties. All required permits, licenses and certificates for the lawful use and operation of the Real Properties, including, but not limited to, certificates of occupancy, or the equivalent, have been obtained and are current and in full force and effect. In the event that all or any part of the Improvements are destroyed or damaged (i) the reconstruction of said Improvements to their condition prior to such damage or destruction would not be contrary to applicable law, and (ii) the existence of such Improvements thereafter for the same use would not violate any zoning or other ordinances applicable thereto and would not necessitate obtaining any variances or special permits, other than customary demolition, building and other construction related permits. To the best of Seller Parties’ knowledge, the permanent parking spaces (both regular spaces and handicap spaces) at each Real Property are in conformance with all requirements imposed by applicable laws with respect to parking. To the best of Seller Parties’ knowledge, no legal proceedings are pending or threatened with respect to the zoning of any Real Property. Neither the zoning nor any other right to construct, use or operate any Real Property is in any way dependent upon or related to any real estate other than such Real Property.

(m)           All Real Property Taxes, sales Taxes and any other Taxes with respect to the Real Properties which are due and payable have been paid when due and payable, except for those Taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established. All Tax Returns required by applicable law to be filed by Seller Parties have been filed, or extensions have been obtained, and all Taxes imposed upon Seller Parties or any property of Seller Parties and which are required to have been paid, withheld, deducted or deposited have been paid, withheld, deducted or deposited, except those which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP. Except as disclosed in any Title Commitment, there is not presently pending (and to the best of Seller Parties’ knowledge there is not contemplated) any special assessment against any of the Real Properties or any part thereof. There is no proposed Tax assessment against Seller Parties that is not being actively contested by Seller Parties in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, and no liens with respect to any Taxes have been filed with respect to Seller Parties. Except as disclosed in any Title Commitment, no liens with respect to any Taxes have been filed with respect to any Real Property and no claims are being asserted with respect to any Taxes. The charges, accruals and reserves on the books of Seller Parties in respect of any of the foregoing Taxes or other governmental charges are in accordance with generally accepted accounting principles, consistently applied..

(n)There are no latent or patent structural or other material defects or deficiencies in any Real Property. City water supply, storm and sanitary sewers, and electrical, gas and telephone facilities are available to each of the Real Properties within the boundary lines of each of the Real Properties, are sufficient to meet the reasonable needs of each of the Real Properties as presently contemplated to be used, and no other utility facilities are necessary to meet the reasonable needs of the Real Properties as presently contemplated. Except as disclosed in any Title Commitment or Survey, no part of any of the Real Properties is within a flood plain and none of the Improvements create encroachment over, across or upon the applicable Real Property’s boundary lines, rights of way or easements, and no building or other improvements on adjoining land create such an encroachment Access to each of the Real Properties for the current and contemplated uses thereof is provided by means of dedicated, all weather public roads and streets which are physically and legally open for use by the public, or by private easements. Any liquid or solid waste disposal, septic or sewer system located at any of the Real Properties is in good and safe condition and repair and in compliance with all applicable law.

All representations, warranties and covenants of Seller Parties in this Agreement are made as of the date of this Agreement and as of the Closing and shall survive the Closing for ten (10) years. It shall be a default hereunder if Seller Parties are unable to make such representations and warranties truthfully as of the Closing Date.

12            .Representations and Warranties of Buyer. Buyer represents, warrants and covenants to Seller Parties as follows:

12.1 Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Buyer has the right, power and authority to enter into this Agreement and the other Transaction Documents and to perform its obligations hereunder, and the person(s) executing this Agreement on behalf of Buyer have the right, power and authority to do so.

12.2 This Agreement and the other Transaction Documents, when executed and delivered by Seller Parties and Buyer, shall constitute the valid and binding agreements of Buyer, and shall be enforceable against Buyer in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. This Agreement and the other Transaction Documents do not violate any provision of any material agreement or document to which Buyer is a party or to which Buyer is bound.

All representations and warranties of Buyer in this Agreement are made as of the date of this Agreement and as of the Closing, and shall survive the Closing. It shall be a default hereunder if Buyer is unable to make such representations and warranties truthfully as of the Closing Date.

13.            Additional Representations, Warranties, and Covenants.

13.1       Updates to Due Diligence Information; Discussions with  Consultants. Without limiting any other obligation of Seller Parties hereunder with respect to the Due Diligence Information, (a) in the event that any Due Diligence Information is first in Seller Parties’ possession or control, or known to Seller Parties, after the delivery of Due Diligence Information described in Section 4.2, Seller Parties shall immediately deliver such new Due Diligence Materials to Buyer and the Feasibility Period (and the Closing Date) shall be extended for five (5) days if there are not at least five (5) days remaining in the Feasibility Period, even if expired, when such new Due Diligence Information is delivered by Seller Parties to Buyer; and (b) Seller Parties shall instruct their agents, engineers, architects, surveyors, marketing consultants and other advisors and consultants, to share with Buyer all information in their possession or control, or known to them, concerning or relating to the Real Properties or Seller Parties.

13.2       Notification of Certain Matters. During the period before the Closing, Parent shall promptly notify Buyer in writing of any event, condition or circumstance that could have a Material Adverse Effect. In addition, during the period before the Closing, each Party (the “Disclosing Party”) shall promptly notify the other Party in writing of (a) the occurrence of any event or the discovery of any fact which would render any representation or warranty of the Disclosing Party to the other Party in this Agreement untrue or materially misleading and (b) any written notice or other communication from any third person to the Disclosing Party alleging that the consent of such third person is or may be required in connection with the transactions contemplated by this Agreement. In the event the Party reviewing such written notice is Buyer, the Feasibility Period (and the Closing Date) shall be extended for five (5) days if there are not at least five (5) days remaining in the Feasibility Period, even if expired, when such notice is received by Buyer.

13.3       No Encumbrance; No New Agreements. Seller Parties shall not, directly or indirectly, (a) alienate, encumber, transfer, option, lease, assign, sell, transfer or convey their interest or any portion of such interest in the Real Properties or any portion thereof, or enter into any agreement or understanding, or entertain any offers or solicitations, to do so, for so long as this Agreement is in force, (b) enter into or record any easement, right-of-way, covenant, condition, restriction, license, permit, agreement, lease, mortgage, deed of trust, lien or other instrument against the Real Properties or any portion thereof except as may be required to enable Seller Parties to perform their obligations under this Agreement, or (c) make or enter into any commitment, representations, understandings or agreements with any third party that would in any way be binding upon Buyer without Buyer’s prior-written consent.

13.4       Insurance. Seller Parties shall keep in full force and effect all fire, casualty, liability and extended coverage and other insurance policies that are presently in effect for the Real Properties, to the extent carried by Seller Parties.

13.5       Confidentiality. Without the prior written consent of Buyer, Seller Parties shall not disclose to any third party the existence of this Agreement or any term or condition thereof or make any public pronouncements, issue any press releases or otherwise furnish the any information regarding this Agreement, or the transactions contemplated hereby to any third party (collectively, the “Information”); provided, however, that the foregoing shall not be construed to prevent Seller Parties from (a) disclosing Information as needed to its members, officers, directors, shareholders, employees, beneficiaries, trustees, agents, representatives, attorneys, and accountants directly in connection with the consummation of the transactions contemplated herein (provided such party agrees to keep all such Information confidential under the same terms applicable to Seller Parties in this Section 13.5); (b) making (without the consent of, but upon notice to, Buyer) any disclosure required by any applicable law or regulation (including without limitation any applicable state or federal securities law or regulation) or judicial process, (c) disclosing any Information generally available to the public except by reason of Seller Parties’ breach of this Agreement, (d) disclosing Information as required in connection with any enforcement of this Agreement or any of the other Transaction Documents, or (e) making any required disclosures in recorded documents, filed certificates and similar documents in connection with the Closing. Seller Parties agree to indemnify, defend, protect and hold Buyer harmless against all losses, claims, suits, damages and liabilities resulting from Seller Parties’ breach of this Section and any breach of the terms of this Section by any person to whom any Information is communicated by Seller Parties, and any person to whom such Information is eventually communicated (whether by such person or otherwise).

13.6      Indemnification. To the full extent permitted by law, Seller Parties shall indemnify, defend, protect and hold harmless Buyer and its affiliates and their respective officers, directors, members, shareholders, employees, attorneys and agents (each, a “Buyer Indemnified Party”) from and against any and all losses, liabilities, proceedings, claims, damages, or expenses (including, without limitation, all reasonable attorneys’ fees and expenses, whether or not suit is brought) at any time asserted against, imposed upon or incurred by any Buyer Indemnified Party in connection with or as a result of the purchase transaction contemplated by this Agreement, this Agreement, the use of Purchase Price proceeds, or any event, act or omission in any manner related thereto, including any breach of any representation, warranty or covenant contained herein, and whether or not a Buyer Indemnified Party is a party thereto or whether or not the transaction contemplated hereby is consummated, except to the extent such loss, liability, claim, damage or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Buyer Indemnified Party’s gross negligence or willful misconduct.

14.           Damage or Destruction. If there is any damage or destruction to any of the Real Properties before the Closing, Seller Parties shall immediately give Buyer written notice of such damage or destruction, and Buyer shall have the right to elect by written notice to Seller Parties within ten (10) days thereafter either to (a) terminate this Agreement and the Escrow, in which case Escrow Holder shall immediately return all documents, instruments and monies to the Party that deposited same, or (b) accept the Real Properties in their condition at that time, and to receive an assignment of all of Seller Parties’ rights to any insurance proceeds payable by reason of such damage or destruction, with a reduction in the Purchase Price in the amount of the deductible or self-insured retention applicable to such insurance policies. If Buyer elects to proceed under clause (b) of the immediately preceding sentence, Seller Parties shall not compromise, settle or adjust any such insurance claims without Buyer’s prior written consent.

15.           Condemnation. If before the Closing all or any portion of any of the Real Properties is subject to an actual or threatened taking by a public authority, by the power of eminent domain or otherwise, Buyer shall have the right to elect by written notice to Parent within ten (10) days after Buyer’s receipt of written notice of such taking, either to (a) terminate this Agreement and Escrow, in which case Escrow Holder shall immediately return all documents, instruments and monies to the Party that deposited same, or (b) to accept the applicable portion of the affected Real Property in its then condition, and to receive an assignment of all of Seller Parties’ rights to any condemnation award payable by reason of such taking. If Buyer elects to proceed under clause (b) of the immediately preceding sentence, Seller Parties shall not compromise, settle or adjust any claims to such award without Buyer’s prior written consent.

16.           Remedies.

   16.1 If a Buyer’s condition to Closing under Section 9.1 is not satisfied and any Seller Party subsequently enters into a Competing Transaction within six (6) months of the Closing Date, then Buyer shall be entitled to pursue any remedies to which Buyer may be entitled under this Agreement, at law and/or in equity, including without limitation the right to specifically enforce this Agreement, to record a notice of pendency of action against any of the Real Properties and/or to pursue an action for damages of any kind or nature and shall not be limited to the Liquidated Damages amount provided in Section 16.4; provided, however, that if the Liquidated Damages have already been paid to Buyer at the time that a Competing Transaction is entered into by any Seller Party under subsection (b) above, Buyer shall have the right to retain such Liquidated Damages and apply them to other sums due pursuant to this Section 16.1.

   16.2 If the Closing fails to occur for any reason other than a breach of this Agreement by Buyer or Seller Parties, or Buyer’s election to terminate this agreement pursuant to Section 4.3(b), Section 14 or Section 15, or Seller’s election to terminate this agreement pursuant to Section 4.3(d), Seller Parties agree to reimburse Buyer for Buyer’s Expenses.

   16.3 If the Closing does not occur by reason of Buyer’s default hereunder, which is not cured within ten (10) days after the earlier of the date on which Buyer first has knowledge of such default or the date on which Parent delivers notice to Buyer of such a default, then Seller Parties’ sole remedy shall be to pursue an action for damages.

   16.4 BUYER AND SELLER PARTIES AGREE THAT, SUBJECT TO SECTION 16.1, IF THE CLOSING FAILS TO OCCUR DUE TO A BREACH OF THIS AGREEMENT BY SELLER PARTIES, THE DAMAGES TO BUYER WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN, AND THAT A MONETARY SUM EQUAL TO FIFTY THOUSAND DOLLARS ($50,000) PLUS THE AMOUNT OF BUYER’S EXPENSES (“LIQUIDATED DAMAGES”) IS A REASONABLE ESTIMATE OF THE DAMAGES TO BUYER, SUCH DAMAGES INCLUDING COSTS OF NEGOTIATING AND DRAFTING OF THIS AGREEMENT, COSTS OF COOPERATING IN SATISFYING CONDITIONS TO CLOSING, COSTS OF PERFORMING DUE DILIGENCE ON THE REAL PROPERTIES, OPPORTUNITY COSTS IN RESERVING FUNDS FOR THE PURCHASE PRICE, AND OTHER COSTS INCURRED IN CONNECTION HEREWITH. ACCORDINGLY, SELLER PARTIES AGREE THAT, SUBJECT TO SECTION 16.1, IF THE CLOSING FAILS TO OCCUR DUE TO A BREACH OF THIS AGREEMENT BY SELLER PARTIES, BUYER SHALL BE ENTITLED TO RECEIVE THE LIQUIDATED DAMAGES, AS BUYER’S SOLE REMEDY IN SUCH EVENT. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE, TO THE EXTENT APPLICABLE, LIQUIDATED DAMAGES TO BUYER PURSUANT TO APPLICABLE LAW, NOR SHALL IT CONSTITUTE A WAIVER OF BUYER’S RIGHTS TO INDEMNIFICATION AS PROVIDED IN THIS AGREEMENT OR TO ATTORNEYS’ FEES AS PROVIDED IN SECTION 19.12.

17.           Real Estate Brokerage Commission. Each Party represents to the other that it has not been represented by a real estate broker in relation to this transaction except Brookwood Associates. Each Party shall indemnify and hold the other free and harmless from and against all costs and liabilities including, without limitation, attorneys’ fees and the costs and expenses of litigation, for causes of action or proceedings which may be instituted by any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of the indemnifying Party in connection with this transaction. The Parties further agree that no broker shall be a party to or a third party beneficiary of this Agreement or the Escrow, and that no consent of any broker shall be necessary for any agreement, amendment or document with respect to the transaction contemplated by this Agreement.

18.           [Intentionally omitted]

19.           Miscellaneous.

   19.1 Assignment. Seller Parties shall not assign this Agreement or its rights and obligations hereunder without obtaining Buyer’s prior written consent, which consent may be withheld in Buyer’s sole discretion. Buyer shall not assign this Agreement or its rights and obligations hereunder without obtaining Parent’s prior written consent, which consent may be withheld in Parent’s sole discretion. Notwithstanding the foregoing, Buyer may assign its rights and delegate its duties under this Agreement to another affiliate or affiliates of Fortress Investment Group LLC or a managed account of Buyer or any such affiliate without Parent’s consent, provided that Buyer gives written notice of such assignment to Parent and Escrow Holder at least five (5) days before the Closing Date.

   19.2 Construction of Agreement. Each Party and attorneys for each Party have participated in the drafting and preparation of this Agreement. Therefore, the provisions of this Agreement shall not be construed in favor of or against either Party, but shall be construed as if both Parties participate equally in drafting and preparation of this Agreement.

   19.3 Headings. The paragraph headings in this Agreement are used for the purpose of convenience only and shall not be deemed to limit the subject of the sections or paragraphs of this Agreement or to be considered in their construction. Unless otherwise specifically referring to another instrument or document, references to “Articles,” “Sections,” or “Subsections” refer to Articles, Sections or Subsections, respectively, of this Agreement.

   19.4 Governing Law.

(a)           This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles, and except in any action to specifically enforce performance of this Agreement, in which event the law of the state of the Real Property with respect to which such specific performance is requested shall govern.

(b)           EACH OF SELLER PARTIES AND BUYER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, OR WITHIN THE COUNTY AND STATE IN WHICH ANY OF THE REAL PROPERTIES IS LOCATED IN THE EVENT OF ANY ACTION TO SPECIFICALLY ENFORCE PERFORMANCE OF THIS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. SELLER PARTIES AND BUYER EACH ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE REAL PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

(c)           EACH OF BUYER AND SELLER PARTIES, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT. SELLER PARTIES AND BUYER EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS SUBSECTION ARE A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THE AGREEMENT.

   19.5 Time of the Essence. Time is of the essence of each provision of this Agreement. Unless a provision expressly refers to Business Days, all references to “days” in this Agreement refers to calendar days. If the Closing Date or any other date or time period provided for in this Agreement is or ends on a day other than a Business Day, then such date shall automatically be extended to the next Business Day.

   19.6 Successors and Assigns. Subject to the provisions of Section 19.1, all of the provisions of this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Parties.

   19.7 Further Assurances. Each of the Parties shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of this Agreement.

   19.8 No Waiver. The waiver by one Party of the performance of any covenant, condition or promise, or of the time for performing any act, under this Agreement shall not invalidate this Agreement nor shall it be considered a waiver by such Party of any other covenant, condition or promise, or of the time for performing any other act required, under this Agreement. The exercise of any remedy for which this Agreement provides shall not be a waiver of any remedy provided by law, and the provisions of this Agreement for any remedy shall not exclude any other remedies unless they are expressly excluded.

   19.9 Severability. If any provision of this Agreement shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null, void or against public policy, the remaining provisions of this Agreement shall not be affected thereby and shall remain in force and effect to the full extent permissible by law.

   19.10 Gender and Number. In this Agreement the masculine, feminine and neuter genders and the singular and the plural include one another, unless the context requires otherwise.

   19.11 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one agreement. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by the other Party. Counterpart copies of this Agreement may be delivered by telefacsimile or electronic mail, which shall have the same legal effect as originals.

   19.12 Attorneys’ Fees. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing Party shall pay to the prevailing Party a reasonable sum for attorneys’ fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing Party shall be determined by the trier of fact based upon an assessment of which Party’s major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues. For the purposes of this section, attorneys’ fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation. This Section 19.12 is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

   19.13 Notices. Any notice to be given hereunder to either Party or to Escrow Holder shall be in writing and shall be given either by personal delivery (including express or courier service), by registered or certified mail, with return receipt requested, postage prepaid and addressed as follows, by facsimile sent by telefax during business hours on a Business Day (with receipt of confirmation), or by email to the applicable email address as follows (with receipt of confirmation):

To Seller Parties:

c/o Morgan’s Foods, Inc.
4829 Galaxy Parkway, Suite S
Cleveland, OH 44122
Attn.: Barton J. Craig, Esq.
Email: bart.craig@morgansfoods.com Fax: (216) 359-2103

and to:
c/o Morgan’s Foods, Inc. 4829 Galaxy Parkway, Suite S
Cleveland, OH 44122 Attn.: James Liguori Email: james.liguori@morgansfoods.com
Fax: (216) 359-2105

To Buyer:

Fortress Investment Group LLC
10250 Constellation Boulevard, Suite 2350
Los Angeles, CA 90067
Attention: Joshua Pack and Will Turner
Email: jpack@fortress.com; wturner@fortress.com Facsimile: (310) 228-3031 and a copy to:

Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California 90013-1010 Attention: Marc I. Hayutin, Esq. Email: mhayutin@sidley.com  Facsimile: (213) 896-6600 and a copy to:

Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California 90013-1010
Attention: William D. Ellis, Esq. Email: wellis@sidley.com  Facsimile: (213) 896-6600

To Escrow Holder:

Republic Title of Texas, Inc.
2626 Howell Street, 10th floor Dallas, Texas 75204
Attn.: Cathy Moeller
Email: cmoeller@republictitle.com Facsimile: (214) 855-8889

Any Party may, by written notice to the others and to Escrow Holder, designate a different address, which shall be substituted for the one specified above. Any such notice shall be deemed to have been delivered upon its receipt or upon the second attempt at delivery, as evidenced by the regular records of the person or entity attempting delivery.

   19.14 Relationship of Parties. The Parties agree that their relationship is that of a seller and a buyer, respectively, and that nothing contained in this Agreement shall make either Party the fiduciary of the other for any purpose whatsoever, nor shall this Agreement be deemed to create any form of business organization between the Parties, including without limitation a joint venture or partnership, nor is either Party granted any right or authority to assume or create any obligation or responsibility on behalf of the other Party, nor shall either Party be in any way liable for any debt of the other.

   19.15 Survival. The following provisions of this Agreement shall survive the Closing: 1, 2, 3.2, 4.1(b), 6.1, 6.2, 10.1, 10.2, 11, 12, 13.5, 13.6, and 17-19 (inclusive). The following provisions of this Agreement shall survive termination of this Agreement: 1, 2, 3.2, 3.3, 4.3(b), 4.3(d), 4.4 (other than the first sentence thereof), 6.2, 6.3, 13.5, 13.6, 14-17 (inclusive) and 19.

   19.16 Transaction Characterization. The Parties intend that theconveyance of the Real Properties by Sellers to Buyer be an absolute conveyance in effect as well as form, and the instruments to be delivered at Closing (including, without limitation, the Master Lease Agreements and the other Transaction Documents) are not intended to serve or operate as a mortgage, equitable mortgage, deed of trust, security agreement or financing or trust arrangement of any kind. After the execution and delivery of the Deeds and payment to Seller Parties of the entire Purchase Price, Seller Parties will have no legal or equitable interest or any other claim or interest in the Real Properties other than as set forth in the Transaction Documents. Furthermore, the Parties intend for each of the Master Lease Agreements to be a true lease and not a transaction creating a financing lease, capital lease, equitable mortgage, mortgage, deed of trust, security interest or other financing arrangement, and the economic realities of each of the Master Lease Agreements are those of a true lease. Notwithstanding the existence of the Master Lease Agreements, neither Party shall contest the validity, enforceability or characterization of the sale and purchase of the Real Properties by Sellers and Buyer pursuant to this Agreement as an absolute conveyance, and all Parties shall support the intent expressed herein that the purchase of the Real Properties by Buyer provides for an absolute conveyance and does not create a joint venture, partnership, equitable mortgage, trust, financing device or arrangement, security interest or the like, if and to the extent that any challenge occurs. In addition, Buyer and Seller Parties agree that the conveyance of the Real Properties to Buyer pursuant to this Agreement shall constitute a single and indivisible sale of all of the Real Properties, and that the transaction would not have occurred other than in connection with a conveyance of the Real Properties as a single and individual transfer. Notwithstanding the foregoing, to the extent that legal or practical requirements in consummating the sale, including without limitation allocations for individual state transfer tax purposes and title insurance coverage amounts, may require any individual purchase price allocations, the parties agree that such individual allocations are for convenience only and to comply with legal or practical requirements, and shall not be used or construed, directly or indirectly, to vary the intent of the parties that the subject transaction is a single and indivisible sale. In addition, in no event shall any such allocations be construed to alter or modify the intent of Buyer and Seller Parties that each of the Master Lease Agreements shall constitute a single and indivisible lease as to all of the Real Properties demised thereunder collectively, and shall not be subject to severance or division unless and to the extent explicitly provided in such Master Lease Agreement.

   19.17 Exclusivity. Seller Parties agree that no Seller Party, nor any directors, officers, agents, representatives, affiliates, stockholders of any Seller Party, nor any other person acting on behalf of any of them, will, directly or indirectly, prior to the Closing Date (as the same may be extended by mutual agreement of the Parties, the “Exclusive Period”) (a) solicit offers, inquiries or proposals for, or entertain any offer, inquiry or proposal to enter into, a transaction comparable to or similar to the sale transaction contemplated by this Agreement or concerning any type of financing or transaction that may be an alternative to the one contemplated herein (including, but not limited to, any alternative debt or equity financing, a sale of the Real Property or any assumption or extension of the mortgage loans currently encumbering the Real Property), in each case with any parties other than Buyer (a “Competing Transaction”), or (b) conduct any discussions or negotiations, or enter into any agreement, arrangement or understanding, regarding a Competing Transaction. The Exclusive Period shall be extended one day for each day that any Seller Party causes, through action or omission, the Closing not to occur, so long as Buyer has proceeded in good faith and in accordance with the terms and provisions of this Agreement.

   19.18 State Specific Provisions.

(a)           No portion of the Real Properties located within the Commonwealth of Pennsylvania (collectively, the “Pennsylvania Properties”) is the subject of any abatement, reduction, deferral or “rollback” with regard to real estate taxes nor any agreement or arrangement whereby the Property may be subject to the imposition of real property taxes after the Closing Date on account of periods of time prior to the Closing Date; the Property has not, prior to the date of this Agreement, and will not, prior to the Closing Date, be subject to a covenant with the County of Allegheny or any other governmental agency pursuant to the Act of January 13, 1996, 1965 P.L. 1292, as amended, 16 P.S. Section 11941 et seq. (“Act 515”) or the Pennsylvania Farmland and Forest Land Assessment Act of 1974, as amended, 72 P.S. Section 5490.1 et seq. (“Act 319”), or any similar law; and in the event of a breach by Seller of the representation and warranty set forth in this Section 19.18(a), then, in addition to all other rights and remedies provided to Buyer at law or pursuant to the terms of this Agreement, and notwithstanding any other provision set forth in this Agreement, Seller shall be solely responsible for any and all accrued taxes, interest and penalty imposed upon the Property from the commencement of any covenant under Act 515 or Act 319 or other agreement or arrangement up to and including the Closing Date, which taxes, interest and penalties shall be satisfied at Closing.

(b)           The zoning classifications of the Pennsylvania Properties are set forth on Schedule 1.

(c)           The Pennsylvania Sewage Facilities Act of January 24, 1966, No. 537 P.L. 1535, as amended, requires that there be a statement regarding the availability of a community sewage system. A community sewage system [is/is not] available to service the Pennsylvania Properties.

(d)           NOTICE--THIS DOCUMENT MAY NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT. [This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P. L. 984, as amended].

(e)           Seller and Buyer each acknowledge that the laws of the Commonwealth of Pennsylvania may require that certain governmental agencies or authorities be notified in advance of the date of the Closing Date of the proposed assignment and transfer of the Pennsylvania Properties by Seller to Buyer and that, in certain circumstances, Seller obtain and deliver to Seller a clearance certificate evidencing the payment by Seller of certain taxes, assessments and contributions to the Commonwealth of Pennsylvania. Seller and Buyer each further acknowledge that, as a result of procedures for the administration of clearance certificates and anticipated delays therein, it may not be reasonably possible for Seller to obtain and deliver such clearance certificates as of the date of Closing or for some period of time thereafter, if applicable. If Seller is required to obtain such clearance certificates, Seller shall indemnify, defend (with counsel selected by Buyer) and hold Buyer harmless from and against any and all actual costs, expenses, claims, judgments, and liabilities asserted against the Property and/or Buyer (or Buyer’s successors-in-interest), or for which Buyer (or Buyer’s successors-in-interest) shall otherwise incur or suffer, arising out of or caused in any way by Seller’s grossly negligent or willful failure to comply with the provisions of, and otherwise deliver tax clearance certificates pursuant to, one or more of the Bulk Sales Statutes (as hereinafter defined), in connection with the sale and transfer of the Property by Seller to Buyer. When used in this Agreement, the term “Bulk Sales Statutes” shall mean those statutory provisions contained in 72 P.S. § 1403, 72 P.S. § 7240, 69 P.S. § 529 and 43 P.S. § 788.3 which provide that, upon the sale of assets by certain entities which such sale constitutes a sale in bulk or other transfer described in such statutes, written notice thereof is required to be given to the Commonwealth of Pennsylvania Department of Labor & Industry (“L&I”) and/or the Commonwealth of Pennsylvania Department of Revenue (“Revenue”) and that clearance certificates are required to be produced and delivered to Buyer. If applicable, after the Closing Date, Seller shall promptly apply for and diligently prosecute applications to obtain tax clearance certificates from L&I and Revenue and/or any other agencies or authorities to which application must be made pursuant to the Bulk Sales Statutes and, upon receipt thereof, deliver the same to Buyer. This Section 19.18(e) of this Agreement shall survive Closing and transfer of the Property by Seller to Buyer.

   19.19 Entire Agreement. This Agreement is the entire agreement between Seller Parties and Buyer concerning the sale of the Real Properties and no modification hereof or subsequent agreement relative to the subject matter hereof shall be binding on either Party unless reduced to writing and signed by the Party to be bound. This Agreement supersedes the Letter of Intent dated September 29, 2011. All Exhibits and Schedules attached hereto are incorporated herein by this reference for all purposes.

   19.20 No Limitation. Nothing in this Agreement shall limit any obligations or remedies of any Party under any of the other Transaction Documents, including without limitation under the Master Lease Agreements.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the date first set forth above.

BUYER:

DBMFI LLC,
a Delaware limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

PARENT:

MORGAN'S FOODS, INC.,
an Ohio corporation

By: ______________________________
Name: ______________________________
Title: ______________________________

S-1

LA1 2266036 Purchase and Sale Agreement

S-1

IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the date first set forth above.

BUYER:

DBMFI LLC,
a Delaware limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

PARENT:

MORGAN'S FOODS, INC.,
an Ohio corporation

By: ______________________________
Name: James Liguori
Title: President & COO

S-1

LA1 2266036 Purchase and Sale Agreement

SELLER:

MORGAN'S RESTAURANTS OF OHIO, INC.,
an Ohio corporation

By: ________________________
Name: James Liguori
Title: President & COO

SELLER:

MORGAN'S RESTAURANTS OF PENNSYLVANIA, INC.,
a Pennsylvania corporation

By: ________________________
Name: James Liguori
Title: President & COO

SELLER:

By: ________________________
Name: James Liguori
Title: President & COO

S-2

LA1 2266036 Purchase and Sale Agreement

SELLER:

MORGAN'S FOODS OF MISSOURI, INC.,
a Missouri corporation

By: ______________________
Name: James Liguori
Title: President & COO

SELLER:

By: ______________________
Name: James Liguori
Title: President & COO

S-3

LA1 2266036

Purchase and Sale Agreement

ACCEPTANCE BY ESCROW HOLDER:

Republic Title of Texas, Inc. hereby acknowledges that it has received a fully executed counterpart of the foregoing Purchase and Sale Agreement and Joint Escrow Instructions (“Agreement”) and agrees to act as Escrow Holder under the Agreement and to be bound by and perform the terms thereof as such terms apply to Escrow Holder.

REPUBLIC TITLE OF TEXAS, INC.,
a Texas corporation

Dated:                                                                                    By:
Name:
Title:

Index of Attachments

Exhibit A-1	Form of Deed (Missouri)
Exhibit A-2	Form of Deed (New York)
Exhibit A-3	Form of Deed (Ohio)
Exhibit A-4	Form of Deed (Pennsylvania)
Exhibit A-5	Form of Deed (West Virginia)
Exhibit B	[Intentionally omitted]
Exhibit C	[Intentionally omitted]
Exhibit D	Form of Master Lease (Pool A) Agreement
Exhibit E	Form of Master Lease (Pool B) Agreement
Exhibit F-1	Form of Master Lease Memorandum (Missouri)
Exhibit F-2	Form of Master Lease Memorandum (New York)
Exhibit F-3	Form of Master Lease Memorandum (Ohio)
Exhibit F-4	Form of Master Lease Memorandum (Pennsylvania)
Exhibit F-5	Form of Master Lease Memorandum (West Virginia)
Exhibit G	Form of Master Lease Subordination Agreement
Exhibit H	Form of FIRPTA Certificate
Exhibit I	Form of Holdback Agreement
Schedule 1	The Land

EXHIBIT A-1

FORM OF DEED

(MISSOURI)

Space Above for Recorder’s Use Only

DOCUMENT COVER SHEET

TITLE OF DOCUMENT:                                                 Memorandum of Lease

DATE OF DOCUMENT:                                                                                      , 2011

GRANTOR: (Landlord)

Mailing Address:

GRANTEE: (Tenant)
Mailing Address:

LEGAL DESCRIPTION:                                                See Exhibit A

REFERENCE BOOK & PAGE:

Requested by and
after recording return to:

This instrument prepared by:

SPECIAL WARRANTY DEED

(CITY, STATE)

KNOW ALL MEN BY THESE PRESENTS:

THAT, [____________________________________] (“Grantor”), whose mailing address is [________________________________________], for and in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration in hand paid to the undersigned by [___________________________________________] (“Grantee”) whose mailing address is [_____________________________________________________________], the receipt and sufficiency of such consideration being hereby acknowledged, has BARGAINED, SOLD AND CONVEYED, and by these presents does hereby BARGAIN, SELL, CONVEY and CONFIRM unto Grantee that certain Real Property being more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with Grantor’s right, title and interest in and to all appurtenances thereof or in anywise appertaining thereto, and all of the buildings, improvements, structures and fixtures situated thereon (collectively, the “Real Property”); SUBJECT TO those matters more particularly described in Exhibit

TO HAVE AND TO HOLD the Real Property, together with all and singular the rights, hereditaments, and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns, and Grantor hereby agrees to and does WARRANT AND DEFEND forever title to the Real Property and all and singular the Real Property unto Grantee, its successors and assigns,

Special Warranty Deed (City, State)

against every person whomsoever lawfully claiming, or claim the same, or any part thereof, by, through, or under Grantor but not otherwise.

Executed this ___ day of                                                       , 20__.

GRANTOR:

[_____________________________],

a[_____________________________]

By:

Name:
Title:

STATE OF                                         )
                                                               )ss.
COUNTY OF                                        )

On this ____ day of ______________, 2011, before me appeared__________________________________, to me personally known, who, being by me dulysworn, did say that (s)he is the ______________________ of Morgan’s Foods, Inc. a__________________________________, and that the seal affixed to the foregoing instrumentis the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and said ________________acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public
Printed Name
My commission expires:
Seal

EXHIBIT A-2

FORM OF DEED
(NEW YORK)

(See Attached)

CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT-THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY

THIS INDENTURE, made the                                        day of                                          ,

BETWEEN

party of the first part, and

party of the second part,
WITNESSETH, that the party of the first part, in consideration of                                                                                                                                   dollars paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises; TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose. The word “party” shall be construed as if it read “parties” whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:

EXHIBIT A-3

FORM OF DEED

(OHIO)

STATE OF                                                           §
§
§
COUNTY OF                                                       §

LIMITED WARRANTY DEED
(CITY, STATE)

KNOW ALL MEN BY THESE PRESENTS:

THAT, [____________________________________] (“Grantor”), whose tax-mailing address is [________________________________________], for valuable consideration paid, with limited warranty covenants, to [___________________________________________] (“Grantee”) whose tax-mailing address is [_____________________________________________________________], the real property described in Exhibit A attached hereto and made a part hereof, together with Grantor’s right, title and interest in and to all appurtenances thereof or in anyway appertaining thereto, and all of the buildings, improvements, structures and fixtures situated thereon (“Real Property”).

Limited Warranty Deed
(City, State)

Prior Instrument Reference: Volume ___, Page ___

Executed this ___ day of , 20__.

GRANTOR:
[_____________________________],

a[_____________________________]

By:

Name:
Title:

[Insert Correct Notary Form
Requested by and
after recording return to:

This instrument prepared by:

EXHIBIT A-41

FORM OF DEED
(PENNSYLVANIA)

SPECIAL WARRANTY DEED

from

[GRANTOR]

to

[GRANTEE]

[INSERT PROPERTY ADDRESS]
Parcel Identification Number: [INSERT PARCEL IDENTIFICATION NUMBER]

I hereby certify that the address of the above-named Grantee is:

[INSERT GRANTEE’S ADDRESS]

On behalf of the Grantee

1 To be modified based on county requirements.

SPECIAL WARRANTY DEED

THIS DEED Made this ___________ day of _____________, 20__ BETWEEN _______________________ [INSERT GRANTOR NAME], herein designated as the Grantor(s), parties of the first part,

AND _____________________ [INSERT GRANTEE NAME], herein designated as the Grantee(s), parties of the second part,

WITNESSETH, that the said Grantor, for and in consideration of _____________________ [INSERT PURCHASE PRICE], Lawful money of the United States of America, in hand paid, the receipt whereof is hereby acknowledged, the said Grantor does hereby grant and convey to the said Grantee all that certain property described on Exhibit “A” attached hereto and made a part hereof,

Uniform Parcel Identifier: __________ [INSERT TAX PARCEL NUMBER]

UNDER AND SUBJECT TO all matters set forth on Exhibit “B” attached hereto and made a part hereof.

TOGETHER with all and singular the buildings, improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and the reversions and remainders, rents, issues and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of it, the Grantor, as well at law as in equity, or otherwise howsoever, of, in, and to the same and every part thereof.

TO HAVE AND TO HOLD the said lot, tract, parcel or piece of land above described together with the buildings and improvements thereon erected, hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns, to and for the only proper use and behoof of the Grantee, its successors and assigns forever, UNDER AND SUBJECT as aforesaid.

AND the Grantor, for itself and its successors and assigns does covenant, grant and agree, to and with the Grantee, its successors and assigns, by these presents, that it, the Grantor and its successors and assigns, all and singular the buildings, hereditaments and premises hereby granted or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns, against it, the Grantor and its successors and assigns, and against all and every person and persons whomsoever lawfully claiming or to claim the same or any part thereof, by, from or under it, them or any of them, shall and will, UNDER AND SUBJECT as aforesaid, WARRANT and forever DEFEND.

7

[The following notice should be inserted only if there has been a prior or if there is contemporaneous severance of coal or any part of the right of surface support: NOTICE: THIS DOCUMENT DOES NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT.]

8

[The following notice should be inserted only if the property is in a county in which bituminous coal has been found and is separately assessed for taxation: NOTICE: THE UNDERSIGNED, AS EVIDENCED BY THE SIGNATURE(S) TO THIS NOTICE AND THE ACCEPTANCE AND RECORDING OF THIS DEED, (IS/ARE) FULLY COGNIZANT OF THE FACT THAT THE UNDERSIGNED MAY NOT BE OBTAINING THE RIGHT OF PROTECTION AGAINST SUBSIDENCE, AS TO THE PROPERTY HEREIN CONVEYED, RESULTING FROM COAL MINING OPERATIONS AND THAT THE PURCHASED PROPERTY HEREIN CONVEYED, MAY BE PROTECTED FROM DAMAGE DUE TO MINE SUBSIDENCE BY A PRIVATE CONTRACT WITH THE OWNERS OF THE ECONOMIC INTEREST IN THE COAL. THIS NOTICE IS INSERTED HEREIN TO COMPLY WITH THE BITUMINOUS MINE SUBSIDENCE AND LAND CONSERVATION ACT OF 1966, AS AMENDED 1980, OCT. 10, P.L. 874, NO. 156 §1.

Witness:                                                                                                                                                                                                           [Insert Grantee Name]

By:
Name:                                                        ]

(THIS SPACE WAS INTENTIONALLY LEFT BLANK, SIGNATURE PAGES
FOLLOW)

9

IN WITNESS WHEREOF: the Grantor has hereunto set its hand, the date and year first abovewritten.

[INSERT GRANTOR NAME]

By:____________________________________
      Name:
      Title:

                                                         ACKNOWLEDGMENT

STATE OF ________________________
                                                                                                                } ss.
COUNTY OF_______________________

On this, the _______ day of ________________, 2011, before me,_____________________________________________________, the undersigned officer, personally appeared __________________ [INSERT SIGNING PARTY’S NAME], who acknowledged himself/herself to be the _____________________ [INSERT TITLE] of, _____________________________ [INSERT GRANTOR NAME], a
____________________, and that he/she as such __________________ [INSERT TITLE], being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as ______________________
[INSERT TITLE].

In Witness Whereof, I hereunto set my hand and official seal.
[ SEAL ]

_____________________________
NOTARY PUBLIC
My Commission expires:___________________

10

EXHIBIT “A”

Legal Description of the Property

[legal descriptions to be attached prior to recording]

EXHIBIT “B”

Permitted Exceptions

Exhibit “B”
Permitted Encumbrances

1.	The lien of taxes and assessments for the current year and subsequent years;

2.	Matters that would be shown by an accurate survey and inspection of the property;

3.	All covenants, restrictions, conditions, easements, reservations, rights-of-way, and other matters of record, to the extent valid, subsisting and enforceable;

4.
Zoning requirements, statutes, rules, orders, restrictions, regulations and ordinances of governmental agencies or their instrumentalities relating to the property, the buildings located thereon, their construction and uses, in force on the date hereof (if any such exist);

5.	All roads and legal highways;

6.	Rights of parties in possession (if any); and

7.	Any licenses, permits, authorizations or similar items (if any) in connection with the conduct of any activity upon the property.

EXHIBIT A-5

FORM OF DEED

(WEST VIRGINIA)

Requested by and
after recording return to:
___________________
___________________
___________________
___________________
This instrument prepared by:
___________________
___________________
___________________
___________________

STATE OF ______________                 §
                                                                      §
                                                                      §
COUNTY OF ____________                  §

SPECIAL WARRANTY DEED
(CITY, STATE)

KNOW ALL MEN BY THESE PRESENTS:

THAT, [____________________________________] (“Grantor”), whose mailingaddress is [________________________________________], for and in consideration of thesum of TEN DOLLARS ($10) and other good and valuable consideration in hand paid to theundersigned by [___________________________________________] (“Grantee”) whosemailing address is[_____________________________________________________________], the receipt and sufficiency of such consideration being hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does hereby GRANT, SELL, CONVEY and CONFIRM unto Grantee that certain Real Property being more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with Grantor’s right, title and interest in and to all appurtenances thereof or in anywise appertaining thereto, and all of the buildings, improvements, structures and fixtures situated thereon (collectively, the “Real Property”); SUBJECT TO those matters more particularly described in Exhibit B attached hereto and made a part hereof for all purposes.

TO HAVE AND TO HOLD the Real Property, together with all and singular the rights, hereditaments, and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns, and Grantor hereby agrees to WARRANT AND FOREVER DEFEND all and singular the Real Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming, or claim the same, or any part thereof, by, through, or under Grantor but not otherwise.

The party of the first part hereby declare(s) that the total consideration paid for the property hereby conveyed is the sum of Dollars ($ ). The Grantor certifies under penalty of perjury that it is a West Virginia resident entity and that this conveyance is not subject to non-resident withholding under West Virginia Code Section 11-21- 71b.

Executed this ___ day of                                               , 20__.

GRANTOR:

[_____________________________],

a[_____________________________]

By:

Name:
Title:
STATE OF _______________________,

COUNTY OF _____________________, TO-WIT:

The foregoing instrument was acknowledged before me this ____ day of
__________________, 2____, by _______________________________, the
_____________________________ of ________________________________, a
_____________________________ on behalf of said _____________________.

My commission expires __________________________.

___________________________________
Notary Public

(NOTARIAL SEAL)

EXHIBIT B

[INTENTIONALLY OMITTED]

EXHIBIT C

[INTENTIONALLY OMITTED]

EXHIBIT D

FORMOFMASTER LEASE (POOL A) AGREEMENT

[See Attached]

EXHIBIT E

FORM OF MASTER LEASE (POOL B) AGREEMENT

[See Attached]

EXHIBIT F-1

FORM OF MEMORANDUM OF LEASE

(MISSOURI)

Space Above for Recorder’s Use Only

DOCUMENT COVER SHEET

TITLE OF DOCUMENT:                                               Memorandum of Lease

DATE OF DOCUMENT:                                                _______________, 2011

GRANTOR:                                                                _________________________
(Landlord)

Mailing Address:                                                           __________________________
                                                                                      __________________________
GRANTEE:                                                                      _____________________________
(Tenant)

Mailing Address:                                                           ______________________________
                                                                                           _______________________________

LEGAL DESCRIPTION:                                              See Exhibit A

REFERENCE BOOK & PAGE:                                                 ___________________________

EXHIBIT F-1

This instrument prepared by and after recording return to: Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013-1010 Attention: Marc I. Hayutin, Esq.

MEMORANDUM OF LEASE

This Memorandum of Lease is made and entered into as of ____________, _____, _____ by and between ______________, a _______________ (“Landlord”), and ______________, a ______________, whose address is ____________________________ (“Tenant”), who agree as follows:

1.           Terms and Premises. Pursuant to a certain Master Land and Building Lease (the “Lease”) dated on or about the date hereof entered into between Landlord and Tenant, Landlord has leased to Tenant and Tenant has leased from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), more particularly described on Exhibit “A” attached hereto and incorporated herein, for a term of [______________________] ([__]) years from __________ __, ____, expiring on __________ __, ____. Tenant has [______________________] ([__]) [__]-year options to extend the term of the Lease, all as more particularly set forth in the Lease.

2.           Subordination Provisions. Tenant’s rights under the Lease shall at all times be subject and subordinate to any fee mortgages and/or deed or deeds of trust now or hereafter filed against the Premises and to the rights of any Landlord’s Mortgagee thereunder, subject to Section 22.01 of the Lease (and the subordination provisions therein) and as set forth in Article 23 of the Lease.

3.           Purpose of Memorandum of Lease. This Memorandum of Lease is executed and recorded to give public notice of the Lease between the parties and all terms and conditions of the Lease are incorporated by reference into this Memorandum and this Memorandum of Lease does not modify the provisions of the Lease. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any capitalized term not defined herein shall have the meaning as set forth in the Lease.

[SIGNATURES AND ACKNOWLEDGMENTS ON NEXT PAGE]

EXHIBIT F-1

LANDLORD:	TENANT:
______________,	______________,
a ______________	a ______________

By:	By:

Date:	Date:

STATE OF ______________ )
) SS.
COUNTY OF ___________ )

On this ____ day of _________________, 2011, before me appeared, to me personally known, who, being by me duly sworn, did say that (s)he is the of _________________, a Delaware limited liability company, and that the foregoing instrument was signed on behalf of said limited liability company by authority of its [manager/members], and said acknowledged said instrument to be the free act and deed of said limited liabilty company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public
Printed Name

My Commission Expires:

EXHIBIT F-1

STATE OF                                                    )
                                                                       ) SS.
COUNTY OF                                                )

On this ____ day of _________________, 2011, before me appeared, to me personally known, who, being by me duly sworn, did say that (s)he is the of _________________, a _____________ corporation, and that the seal affixed to the instrument is the corporate seal of said corporation and the foregoing instrument was signed [and sealed] on behalf of said corporation in behalf of its board of directors, and said acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public
Printed Name

My Commission Expires:

EXHIBIT F-1

NOTE: Is it your intent to have the Seller sign the Memorandum of Lease? Typically, we only have the Landlord and Tenant sign.
SELLER:

______________,
a ____________________

By:

Date:

STATE OF _____________________
SS
COUNTY OF _____________________

On this ____ day of _________________, 2011, before me appeared, to me personally known, who, being by me duly sworn, did say that (s)he is the of _________________, a _____________ corporation, and that the seal affixed to the instrument is the seal of the corporation and the foregoing instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public
Printed Name

My Commission Expires:

EXHIBIT F-1

EXHIBIT “A”

EXHIBIT F-1

EXHIBIT F-2

FORM OF MEMORANDUM OF LEASE
(NEW YORK)

(Above space reserved for recorder and recording information)

This instrument prepared by and after recording return to: Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013-1010 Attention: Marc I. Hayutin, Esq.

MEMORANDUM OF LEASE

This Memorandum of Lease is made and entered into as of ____________, _____, _____ by and between ______________, a _______________, whose address is ________________________, (“Landlord”), and ______________, a ______________, whose address is ____________________________ (“Tenant”), who agree as follows:

1. Terms and Premises. Pursuant to a certain Master Land and Building Lease (the “Lease”) dated [________________] entered into between Landlord and Tenant, Landlord has leased to Tenant and Tenant has leased from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), more particularly described on Exhibit “A” attached hereto and incorporated herein, for a term of [______________________] ([__]) years from __________ __, ____, expiring on __________ __, ____. Tenant has [______________________] ([__]) [__]-year options to extend the term of the Lease, all as more particularly set forth in the Lease.

2.           Subordination Provisions. Tenant’s rights under the Lease shall at all times be subject and subordinate to any fee mortgages and/or trust deeds now or hereafter filed against the Premises and to the rights of any Landlord’s Mortgagee thereunder or as otherwise set forth in Article 26 of the Lease.

3.           Purpose of Memorandum of Lease. This Memorandum of Lease is executed and recorded to give public notice of the Lease between the parties and all terms and conditions of the Lease are incorporated by reference into this Memorandum and this Memorandum of Lease does not modify the provisions of the Lease. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any term not defined herein shall have the meaning as set forth in the Lease.

[SIGNATURES AND ACKNOWLEDGMENTS ON NEXT PAGE]

EXHIBIT F-2

LANDLORD:	TENANT:
______________,	______________,
a ______________	a ______________

By:	By:

Date:	Date:

Signed, sealed, and delivered this _____	Signed, sealed, and delivered this _____
day of _____, _____ in the presence of:	day of _____, _____ in the presence of:

Witness	Witness

Notary Public, County of ,	Notary Public, County of ,
State of	State of

My commission expires:	My commission expires:

(Notary Seal)	(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT F-2

SELLER:
______________,
a ____________________

By:

Date:

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

Witness

_________________________________
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

EXHIBIT F-2

EXHIBIT “A”

EXHIBIT F-2

EXHIBIT F-3

FORM OF MEMORANDUM OF LEASE
(OHIO)

(Above space reserved for recorder and recording information)

After recording return to: Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013-1010 Attention: Marc I. Hayutin, Esq.

MEMORANDUM OF LEASE

This Memorandum of Lease is made and entered into as of ____________, _____, _____ by and between ______________, a _______________ ,whose address is __________________________ (“Landlord”), and ______________, a ______________, whose address is _______________________ (“Tenant”), who agree as follows:

1.             Terms and Premises. Pursuant to a certain Master Land and Building Lease (the “Lease”) dated ________________, entered into between Landlord and Tenant, Landlord has leased to Tenant and Tenant has leased from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), more particularly described on Exhibit “A” attached hereto and incorporated herein, for a term of [______________________] ([__]) years from __________ __, ____, expiring on __________ __, ____. Tenant has [______________________] ([__]) [__]-year options to extend the term of the Lease, all as more particularly set forth in the Lease.

2.            Subordination Provisions. Tenant’s rights under the Lease shall at all times be subject and subordinate to any fee mortgages and/or trust deeds now or hereafter filed against the Premises and to the rights of any Landlord’s Mortgagee thereunder or as otherwise set forth in Article 26 of the Lease.

3.            Purpose of Memorandum of Lease. This Memorandum of Lease is executed and recorded to give public notice of the Lease between the parties and all terms and conditions of the Lease are incorporated by reference into this Memorandum and this Memorandum of Lease does not modify the provisions of the Lease. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any term not defined herein shall have the meaning as set forth in the Lease.

[SIGNATURES AND ACKNOWLEDGMENTS ON NEXT PAGE]

EXHIBIT F-3

LANDLORD:	TENANT:
______________,	______________,
a ______________	a ______________

By:	By:

Date:	Date:

Signed, sealed, and delivered this _____	Signed, sealed, and delivered this _____
day of _____, _____ in the presence of:	day of _____, _____ in the presence of:

Witness	Witness

Notary Public, County of ,	Notary Public, County of ,
State of	State of

My commission expires:	My commission expires:

(Notary Seal)	(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT F-3

SELLER:
______________,
a ____________________

By:

Date:

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

Witness

_________________________________
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

This instrument was prepared by Sidley Austin LLP.

EXHIBIT F-3

EXHIBIT “A”

EXHIBIT F-3

EXHIBIT F-4

FORM OF MEMORANDUM OF LEASE
(PENNSYLVANIA)

(Above space reserved for recorder and recording information)

This instrument prepared by and after recording return to: Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013-1010 Attention: Marc I. Hayutin, Esq.

MEMORANDUM OF LEASE

This Memorandum of Lease is made and entered into as of ____________, _____, _____ by and between ______________, a _______________ (“Landlord”), and ______________, a ______________, whose address is ____________________________ (“Tenant”), who agree as follows:

1.            Terms and Premises. Pursuant to a certain Master Land and Building Lease (the “Lease”) dated on or about the date hereof entered into between Landlord and Tenant, Landlord has leased to Tenant and Tenant has leased from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), more particularly described on Exhibit “A” attached hereto and incorporated herein, for a term of [______________________] ([__]) years from __________ __, ____, expiring on __________ __, ____. Tenant has [______________________] ([__]) [__]-year options to extend the term of the Lease, all as more particularly set forth in the Lease.

2.            Subordination Provisions. Tenant’s rights under the Lease shall at all times be subject and subordinate to any fee mortgages and/or trust deeds now or hereafter filed against the Premises and to the rights of any Landlord’s Mortgagee thereunder or as otherwise set forth in Article 26 of the Lease.

3.            Purpose of Memorandum of Lease. This Memorandum of Lease is executed and recorded to give public notice of the Lease between the parties and all terms and conditions of the Lease are incorporated by reference into this Memorandum and this Memorandum of Lease does not modify the provisions of the Lease. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any term not defined herein shall have the meaning as set forth in the Lease.

[SIGNATURES AND ACKNOWLEDGMENTS ON NEXT PAGE]

EXHIBIT F-4

LANDLORD:	TENANT:
______________,	______________,
a ______________	a ______________

By:	By:

Date:	Date:

Signed, sealed, and delivered this _____	Signed, sealed, and delivered this _____
day of _____, _____ in the presence of:	day of _____, _____ in the presence of:

Witness	Witness

Notary Public, County of ,	Notary Public, County of ,
State of	State of

My commission expires:	My commission expires:

(Notary Seal)	(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT F-4

SELLER:
______________,
a ____________________

By:

Date:

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

Witness

_________________________________
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

EXHIBIT F-4

EXHIBIT “A”

EXHIBIT F-4

EXHIBIT F-5

FORM OF MASTER LEASE MEMORANDUM

This instrument prepared by; recording
requested by, and
after recording return to:
Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California 90013-1010
Attention: [                                              ]
MAIL TAX STATEMENTS TO:
Same as above

Space Above For Recorder’s Use Only

MEMORANDUM OF LEASE

This Memorandum of Lease is made and entered into as of [______] [__], 20[__], by and between [____________________], a [____________________] (“Landlord”) and [____________________], a [____________________], (“Tenant”) who agree as follows:

1.            Terms and Premises. Pursuant to a certain [Land and Building Lease Agreement] (the “Lease”) dated [______] [__], 20[__], entered into between Landlord and Tenant Landlord leases to Tenant and Tenant leases from Landlord that certain Real Property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), which legal description is attached hereto and incorporated herein as Exhibit “A,” commonly known as:

____________ __________

_______________, __ _____

for a term of [_______________], commencing on [________] [__], 20[ ], and expiring on ___________. Tenant has [___] options to extend the term of the Lease, plus, provided that each of the [___________] options have been exercised, [_____________]

EXHIBIT F-5

2.           [Tenant has the right to mortgage its interests in the Lease subject to each and all of the terms, covenants, conditions and restrictions set forth in the Lease and to all rights and interests of Landlord therein, all as more particularly set forth in the Lease.]

3.           Purpose of Memorandum of Lease. This Memorandum of Lease is

prepared for the purpose of recordation and does not modify the provisions of the Lease. The Lease is incorporated herein by reference. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

LANDLORD:	TENANT:
______________,	______________,
a ______________	a ______________

By:	By:

Date:	Date:

STATE OF _______________,

COUNTY OF ______________, TO-WIT:

The foregoing instrument was acknowledged before me this ___ day of
______________, 2__, by __________________________________, the
_________________________ of _____________________________________, a
______________________________ on behalf of said _______________________.
My commission expires ________________________________.

___________________________________
Notary Public

(NOTARIAL SEAL)

EXHIBIT F-5

STATE OF _______________,

COUNTY OF ______________, TO-WIT:

The foregoing instrument was acknowledged before me this ___ day of
______________, 2__, by __________________________________, the
_________________________ of _____________________________________, a
______________________________ on behalf of said _______________________.
My commission expires ________________________________.

___________________________________
Notary Public

(NOTARIAL SEAL)

EXHIBIT F-5

EXHIBIT A

[LEGAL DESCRIPTION OF REAL PROPERTY]

EXHIBIT F-5

EXHIBIT G

FORM OF MASTER LEASE SUBORDINATION AGREEMENT

[To Be Attached]

EXHIBIT G

THIS INSTRUMENT WAS PREPARED BY AND
WHEN RECORDED RETURN TO:
___________________________
___________________________
___________________________
___________________________
___________________________

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Lease:	Master Land and Building Lease (Pool A) dated as of December __, 2011
Landlord:	DBMFI LLC, a Delaware limited liability company
Tenant:	MORGAN’S FOODS, INC., an Ohio corporation
Guarantor:	None
Property:	As described on Exhibit A
Property Address:	«Address», «City», «State»

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter referred to as “Agreement”) made as of ____________, 20__, among [___________________________] (together with its successors and assigns hereinafter referred to as “Secured Party”), Tenant, and Landlord.

RECITALS:

A. Landlord and Tenant have entered into the Lease relating to the Property described therein and on the attached Exhibit A; and

1

B.        Secured Party has committed to make a loan to Landlord (hereinafter referred to as the “Loan”) to be secured by certain mortgages, deeds of trust or deeds to secure debt (collectively, the “Mortgage”) and certain assignments of leases and rents (collectively, the “Assignment of Leases”) from Landlord to Secured Party covering the Property; and

C.        Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage held by Secured Party, provided Tenant is assured of continued occupancy of the Property under the terms of the Lease as hereinafter provided;

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Secured Party, Tenant and Landlord hereby agree to the subordination, attornment and other agreements in favor of Lender set forth herein.

1.         Subordination  and  Consent.    Secured  Party,  Tenant  and  Landlord  do  hereby covenant and agree that the Lease with all rights, options, liens and charges created thereby (including, without limitation, any options, rights of first refusal, or rights contained in the Lease, or otherwise existing, to acquire any or all of the Property, or any superior leasehold interest therein), is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.  Tenant acknowledges that Landlord will execute and deliver to Secured Party an assignment of the Lease as security for said loan, and Tenant hereby expressly consents to such assignment.   Tenant agrees that if there is a default by Landlord in the performance and observance of any of the terms of such Loan, Secured Party may, at its option, demand all rents due under the Lease be paid by Tenant directly to Secured Party at the address specified below, or as otherwise specified by Secured Party.  Tenant agrees that upon Secured Party’s written request for payment of rent directly to Secured Party, Tenant will timely remit any and all payments due under the Lease directly to, and payable to the order of, Secured Party. Such payments to Secured Party will constitute performance of Tenant’s payment obligations under the Lease.  Tenant agrees that it has no right or option of any nature to purchase the Property, or any portion thereof or any interest therein.

2.         Non-Disturbance.  Secured Party does hereby agree with Tenant that, in the event Secured Party becomes the fee simple owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant complies with and performs its obligations under the Lease and there exists no “Event of Default” on the part of the Tenant under the Lease, (a) the Lease shall continue in full force and effect as a direct Lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease,  for  the  balance  of  the  terms  of  the  Lease,  and  Secured  Party  will  not  disturb  the possession of Tenant, and (b) the Property shall be subject to the Lease and Secured Party shall recognize Tenant as the tenant of the Property for the remainder of the terms of the Lease in accordance with the provisions thereof and be bound thereby as landlord thereunder until the succeeding owner takes title to the Property; provided, however, that Secured Party shall not be:

2

a.         subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

b.         obligated to complete any construction work required to be done by any prior  landlord  (including  Landlord)  pursuant  to  the  provisions  of  the  Lease  or  to reimburse Tenant for any construction work done by Tenant; or

c.         required to make any repairs to the Property required as a result of fire or other casualty or by reason of condemnation unless Secured Party shall be obligated under  the  Lease  to  make  such  repairs  and  then  shall  be  obligated  to  finance  the completion of such repairs only to the extent of casualty insurance proceeds or condemnation awards received; or

d.         required  to  make  any  capital  improvements  to  the  Property  which Landlord may have agreed to make, but had not completed, or to perform or provide any services not related to possession or quiet enjoyment of the Property; or

e.           be  liable  for  any  act  or  omission  of  any  prior  landlord  (including
Landlord); or

f.         bound by any rent or additional rent which Tenant might have paid for more than the current month or any security deposit or other prepaid charge paid to any prior landlord (including Landlord); or

g.        bound by any amendment or modification of the Lease that results in a reduction of Base Rent or Additional Rent (each as defined in the Lease), or a shortening of the Lease Term (as defined in the Lease) or a material increase in Landlord’s obligations made without Secured Party’s written consent.

h.         Secured  Party shall  not  join  Tenant  in  any action,  suit  or proceeding arising out of the Mortgage or seeking to foreclose the Mortgage,  unless Tenant is deemed to be a necessary party under applicable Law in order for Secured Party to avail itself of and complete the foreclosure or other remedy.

3.         Attornment.   Tenant does hereby agree with Secured Party that, in the event Secured Party becomes the owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Secured Party as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease.   Tenant further covenants and agrees to execute and deliver upon request of Secured Party an appropriate agreement of attornment to Secured Party and any subsequent titleholder of the Property.

3

4.         Lease Defaults.  In the event Landlord shall fail to perform or observe any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Secured Party and Secured Party shall have the right (but not the obligation) to cure such default.  Tenant shall  not  take  any  action  with  respect  to  such  default  under  the  Lease,  including  without limitation any action in order to terminate, rescind or avoid the Lease or to withhold any rent or other monetary obligations thereunder, provided that such default does not place Tenant’s business operations or the health, safety and welfare of Tenant’s employees, customers and invitees in immediate jeopardy, for a period of thirty (30) days following receipt of such written notice by Secured Party; provided, however, that if such default reasonably requires more than thirty (30) days to cure, Secured Party shall have a reasonable time, but in no event more than ninety (90) days, to cure the default provided Landlord commences to cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion.  Tenant will accept performance by Secured Party of any term of the Lease required to be performed by Landlord with the same force and effect as though performed by Landlord, although Secured Party shall in no event be required to do so.

5.         Obligations  and  Liability  of  Secured  Party.     Secured  Party  shall  have  no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, Landlord’s title, Landlord’s authority, habitability, fitness for purpose or possession.  Furthermore, in the event that Secured Party shall acquire Landlord’s interest in the Property, Secured party shall have no obligation with respect to the obligations imposed on the Landlord under the Lease prior to the date Secured Party acquires Landlord’s interest in the Property, nor incur any liability, beyond Secured Party’s interest in the Property (or the proceeds of sale of all or any portion thereof), and Tenant shall look exclusively to such interest of Secured Party in the Property for the payment and discharge of any obligations or liability imposed upon Secured Party hereunder, under the Lease, and Secured Party is hereby released and relieved of any other obligations or liability hereunder or under the Lease.  Secured Party shall not, either by virtue of the Mortgage, the Assignment of Leases or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Secured Party shall have acquired the Landlord’s interest in the Property, by foreclosure or otherwise, and then such liability or obligation of Secured Party under the Lease shall extend only to those liabilities or  obligations  accruing  subsequent  to  the  date  that  Secured  Party has  acquired  Landlord’s interest in the Property.  Without limiting the generality of the foregoing, neither the Mortgage, the Assignment of Leases nor this Agreement shall, prior to Secured Party’s acquisition of Landlord’s interest in the Property, by foreclosure or otherwise, operate to place responsibility for the control, care, management or repair of the Property upon Secured Party or impose upon Secured Party responsibility for the carrying out of any of the terms or conditions of the Lease, and Secured Party shall not be responsible or liable for any waste committed on the Property by any party whatsoever, for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property.

6.         No Modification.  Tenant agrees that the Lease shall not hereafter be modified or amended without the prior consent of Secured Party.  Tenant will not consent to any termination or cancellation of the Lease or to any modification or amendment that results in a reduction of Base Rent or Additional Rent (each as defined in the Lease), or a shortening of the Lease Term (as defined in the Lease) or a material increase in Landlord’s obligations, without Secured Party’s prior written consent and will not make any payment to Landlord in consideration of any modification, termination or cancellation of the Lease without Secured Party’s prior written consent.

4

7.         Invalid or Inoperative Provisions.   If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

8.         Governing  Law.    This  Agreement  shall  be  governed  by  and  construed  in accordance with the laws of the State of New York, except to the extent applicable laws of the jurisdiction in which the Property is located apply with respect to the validity hereof, the priority of the liens and interests, and the enforcement of the remedies granted herein.

9.         Notices.   So long as the Mortgage remains outstanding and unsatisfied, Tenant will mail or deliver to Secured Party, at the address and in the manner herein below provided, a copy of all notices given to the Landlord by Tenant under and pursuant to the terms and provisions of the Lease.  All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be in writing and shall be considered as properly given if (i) mailed to the addressee by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the addressee, or (iii) by delivery to a third party commercial delivery service for same day or next day delivery to the office of the addressee with proof of delivery.  Notice so given shall be effective, as applicable, upon (i) the third (3rd) day following the day such notice is deposited with the U.S. Postal Service, (ii) delivery to the addressee, or (iii) the second (2nd) business day following the day such notice is delivered to such third party delivery service.  Notice given in any other manner shall be effective only if and when received by the addressee.  For purposes of notice, the addresses of the Landlord, Tenant and Secured Party are as follows:

Landlord:                               DBMFI LLC
c/o Drawbridge Special Opportunities Fund LP
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attn:  Constantine M. Dakolias, President and
Glenn P. Cummins, CFO

with copy to:                         Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California
Attn:  Aimee Contreras-Camua, Esq.

Tenant:                                  Morgan’s Foods, Inc.
4829 Galaxy Parkway, Suite S
Cleveland, Ohio 44122
Attn:  Barton J. Craig, Esq

5

with copy to:                         Morgan’s Foods, Inc.
4829 Galaxy Parkway, Suite S Cleveland, Ohio 44122
Attn:  James Liguori

Secured Party:

Notwithstanding the foregoing, any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other parties in the manner set forth herein.

10.       Binding Nature.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors, successors-in-title and assigns.  When used herein, the term “Landlord” refers to Landlord and to any successor to the interest of Landlord under the Lease and “Secured Party” refers to Secured Party and to any assignee or subsequent holder of the note secured by the Mortgage (whether by assignment, secondary market transaction, or otherwise) and Secured Party’s servicer of the Loan, if any.

11.       Tenant’s Personal Property.  In no event shall the Mortgage cover or encumber (and shall not be construed as subjecting in any manner to the lien thereof) any of Tenant’s personal property (defined in the Lease as “Restaurant Equipment”), which may include, but shall not be limited to, readily removable trade fixtures, restaurant and business equipment, furniture,  signs  and  other  personal  property  at  any  time  placed  on  or  about  the  Property; provided, however, that Tenant shall, at its expense, repair any damage caused by the removal of such items, in accordance with the terms of the Lease.

12.      Whole Agreement.   This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Mortgage and shall supersede and cancel, but only insofar as would affect the priority between the Mortgage and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

13.       Subordination.  Tenant acknowledges and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

6

14.       Heirs,  Successors,  Assigns  and  Transferees.       The  covenants  herein  shall  be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto.

15.       Subsequent Transfer.  If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor’s interest by Lender, all of such obligations shall terminate as to Lender with respect to matters arising after the date of such transfer.

16.       Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.

[Signature Pages Follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

LANDLORD:

DBMFI LLC,
a Delaware limited liability company

By:
Name:
Title:

STATE OF ___________                 §
                                                               §
COUNTY OF __________               §

On ________________, 20__, before me, _____________________________________, a Notary Public, personally appeared _________________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

[Notary Seal]

8

TENANT:

MORGAN’S FOODS, INC.,
an Ohio corporation

By:
Name:
Title:

STATE OF ___________                 §
                                                               §
COUNTY OF __________               §

On _______________, 20__, before me, _____________________________________, a Notary Public, personally appeared _________________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

[Notary Seal]

9

SECURED PARTY:

[                                                   ]

By:
Name:
Title:

STATE OF ___________                 §
                                                               §
COUNTY OF __________               §

On _______________, 20__, before me, _____________________________________, a Notary Public, personally appeared _________________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ________ that the foregoing paragraph is true and correct.

Notary Public
My Commission Expires:

[Notary Seal]

10

EXHIBIT A

LEGAL DESCRIPTION

Description of Property.   The Property referred to in this Agreement is situated in County of «County», State of «State» and is described as follows:

[LEGAL DESCRIPTION TO BE INSERTED PRIOR TO CLOSING]

 Property Address: «Address», «City», «State»

EXHIBIT A - Page 1

EXHIBIT H

FORM OF FIRPTA CERTIFICATE

This certificate is provided in accordance with the Purchase and Sale Agreement between [________________], a [______________] ("Transferor"), and [____________], a [____________] ("Transferee"), dated [__________] [_], 201[_].

Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") provides that a transferee of a U.S. Real Property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Code Section 1445), the owner of a disregarded entity (which has legal title to a U.S. Real Property interest under local law) will be the transferor of the Real Property and not the disregarded entity. To inform Transferee that withholding of tax is not required upon the disposition of a U.S. Real Property interest by Transferor, the undersigned hereby certifies the following on behalf of Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

2. Transferor is not a disregarded entity as defined in Treasury Regulations § 1.1445-2(b)(2)(iii);

3. Transferor's U.S. employer identification number is [__________]; and

4. Transferor's office address is [____________________________].

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punishable by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated as of [__________] [_], 201[_]

[______________________],
a [______________________]

By: ____________________________
Name: __________________________
Title: ___________________________

EXHIBIT H

LA1 2266036

EXHIBIT "A"

[INSERT LEGAL DESCRIPTION OF REAL PROPERTY HERE]

EXHIBIT H

LA1 2266036

<u>EXHIBIT I</u>

FORM OF HOLDBACK AGREEMENT

[To be Provided]

EXHIBIT I

LA1 2266036

HOLDBACK AGREEMENT
(Pool __)

THIS HOLDBACK AGREEMENT (this "Agreement") is made effective as of December [__], 2011, among DBMFI LLC, a Delaware limited liability company ("Buyer"); MORGAN'S FOODS, INC., an Ohio corporation ("Parent"); MORGAN'S RESTAURANTS OF OHIO, INC., an Ohio corporation, MORGAN'S RESTAURANTS OF PENNSYLVANIA, INC., a Pennsylvania corporation, MORGAN'S RESTAURANTS OF WEST VIRGINIA, INC., a West Virginia corporation, MORGAN'S FOODS OF MISSOURI, INC., a Missouri corporation, and MORGAN'S RESTAURANTS OF NEW YORK, INC., a New York corporation (collectively, jointly and severally, "Sellers," and each a "Seller"; collectively, with Parent, the "Seller Parties") and REPUBLIC TITLE OF TEXAS, INC., a Texas corporation ("Escrow Holder"), who agree:

Recitals

A. Buyer and Seller Parties are parties to a Purchase and Sale Agreement and Joint Escrow Instructions dated of even date herewith ("Purchase Agreement", to which reference is made for capitalized terms not otherwise defined herein).

B. Pursuant to the Purchase Agreement, the Seller Parties have agreed to sell to Buyer and Buyer has agreed to purchase from Seller Parties certain Real Properties.

C. Two of the Real Properties (the "Contaminated Properties" may be contaminated with Hazardous Materials (the "Hazardous Condition"), all as more fully described in Schedule 1 attached hereto and made a part hereof.

D. Based upon the recommendation and analysis of Buyer's environmental consultant, Chesapeake GeoSciences, Inc. (the "Consultant"), the possible cost of remediating the Hazardous Conditions at the Contaminated Properties (the actual costs of which remediation is referred to as the "Remediation Costs") equals $[____________] (the "Holdback Funds").

E. As part of the Closing and the funds Buyer provided as the Purchase Price, Buyer and Seller Parties have agreed that Escrow Holder shall hold in escrow such Holdback Funds unless and until the Consultant certifies, with or without the release of any Holdback Funds for Remediation Costs, that no further action is required as to the Hazardous Conditions (such certification of no further action required, the "Consultant Certificate").

F. Buyer, Seller and Escrow Holder have agreed to enter into this Agreement to provide for Escrow Holder's maintenance of the Holdback Funds, subject to and upon the provisions and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

LA1 2347649

HOLDBACK AGREEMENT
(POOL _)

1. **Appointment**. Subject to the provisions and conditions of this Agreement, Seller and Buyer hereby appoint Escrow Holder as Escrow Holder under this Agreement and Escrow Holder hereby accepts such appointment.

2. **Receipt**. Escrow Holder hereby acknowledges that it has received the full amount of the Holdback Funds from Buyer as set forth above.

3. **Disbursement**. The Holdback Funds shall be held by Escrow Holder as provided in this Agreement and shall be disbursed by Escrow Holder in the following manner:

(a) Buyer shall have the right to submit requests to Seller to approve a withdrawal of the Holdback Funds, if the Holdback Funds are used for the following purposes (but subject to the limitations imposed in this Agreement):

(i) payment of Remediation Costs;

(ii) payment of Consultant's fees and out-of-pocket costs relating to the Hazardous Conditions;

(iii) to satisfy any claims against Seller or Seller Parties by Governmental Authorities in connection with the Hazardous Conditions; and

(iv) payment of Buyer's legal fees in connection with the Hazardous Conditions.

(b) During the period beginning on the date hereof for one-hundred twenty (120) days (the "Remediation Period"), Seller shall deliver prior written notice to Buyer and Escrow Holder of each proposed withdrawal of the Holdback Funds (each a "Withdrawal Notice"), which Withdrawal Notice shall state the purpose of the proposed withdrawal. The Withdrawal Notice shall include copies of invoices, details of the work performed and other information confirming that the withdrawal request is for one of the purposes set forth in Section 3(a) above. Each Withdrawal Notice shall be accompanied by a joint escrow instruction concerning the proposed withdrawal executed by Seller (each a "Joint Escrow Instruction"). Buyer shall have a period of ten (10) business days to approve a Withdrawal Notice in Buyer's reasonable discretion; provided however, that Buyer's approval shall not be denied if the request is made in conformance with the provisions of this Agreement and is approved by Consultant in writing. Concurrently with the approval of a Withdrawal Notice, Buyer shall execute the accompanying Joint Escrow Instruction and deliver the same to Escrow Holder, and Escrow Holder shall distribute the applicable portion of the Holdback Funds set forth in the Joint Escrow Instruction to Seller. Buyer's failure to deliver to Seller and Escrow Holder written notice approving or disapproving a Withdrawal Notice within such ten (10) business day period shall be deemed to be approval thereof by Buyer.

(c) If Buyer timely disapproves a Withdrawal Notice, Escrow Holder shall retain the Holdback Funds pending receipt of joint written instructions from Seller and Buyer or an order of court, with respect to the distribution thereof.

LA1 2347649 2 HOLDBACK AGREEMENT
(POOL _)

(d) If, at the end of the Remediation Period, Escrow Holder has received from Consultant the Consultant Certificate, Escrow Holder shall disburse the remaining Holdback Funds to Seller. If, at the end of the Remediation Period, Escrow Holder has not received from the Consultant the Consultant Certificate, Escrow Holder shall disburse the remaining Holdback Funds (without any consent required from Seller or Buyer) to Wells Fargo Bank, N.A. ("Wells Fargo"), as agent for Buyer pursuant to written wire transfer instructions provided by Wells Fargo to Escrow Holder.

4. **Escrow Holder Duties**. Escrow Holder may act upon any instrument or other writing believed by it in good faith to be genuine and to be signed and presented by the proper person, and shall not be liable in connection with the performance of any duties imposed upon it by the provisions of this Agreement except for its own willful default or gross negligence. Escrow Holder shall have no duties or responsibilities except those set forth herein. Escrow Holder shall not be bound by any modification of this Agreement unless the same is in writing and signed by Buyer and Seller and, if its duties hereunder are affected, unless Escrow Holder shall have given prior written consent thereto. In the event that Escrow Holder shall be uncertain as to its duties or rights hereunder, or shall receive instructions from Buyer or Seller, which, in its opinion, are in conflict with any of the provisions hereof, it shall be entitled to: (a) hold the Holdback Funds (or the applicable portion thereof) until it receives written notice from Buyer and Seller directing the disbursement of the Holdback Funds (or the applicable portion thereof), in which event Escrow Holder shall then disburse the Holdback Funds (or the applicable portion thereof) in accordance with said direction, or (b) in the event of litigation between Buyer and Seller, Escrow Holder shall deposit the Holdback Funds (or the applicable portion thereof) with the clerk of the court in which said litigation is pending, or (c) hold the Holdback Funds (or the applicable portion thereof) until it takes such affirmative steps as, it may, at its option, elect in order to terminate its duties as Escrow Holder, including, but not limited to, to deposit the Holdback Funds (or the applicable portion thereof) in court and initiate an action for interpleader. If the Escrow Holder elects to deposit the Holdback Funds (or the applicable portion thereof) in court, whether by an interpleader action or otherwise, Escrow Holder shall have the right to deduct the reasonable costs of doing so, including reasonable attorneys' fees, from the Holdback Funds (or the applicable portion thereof) before paying the balance into court. In that event, the party to whom the Holdback Funds (or the applicable portion thereof) are awarded shall have the right to collect such costs from the other party to the action.

5. **Account**. Escrow Holder shall place the Holdback Funds in one or more interest-bearing accounts in a federally insured bank or thrift institution, as recommended by Buyer. Escrow Holder shall notify Buyer and Seller in writing of the name and location where the account(s) was established. All interest earned thereon shall remain in the Holdback Funds.

6. **Notices.** All notices delivered in connection with this Agreement shall be in writing and delivered in person (or by courier), by facsimile (with confirmation of delivery by first-class mail) or sent by overnight delivery service (such as Fed Ex). If delivered in person, by facsimile or by courier, such notices shall be deemed to be received upon delivery, or if sent by overnight delivery service, the next business day. Such notices shall be sent to the following addresses:

LA1 2347649 3 HOLDBACK AGREEMENT (POOL _)

To Escrow Holder:

To Wells Fargo:

Wells Fargo Bank, N.A.
1808 Aston Avenue, Suite 250
Carlsbad, California 92008
Attn.: Loan Administrator
Tel: (888) 272-6333

7. **Statements**. Escrow Holder shall send regular monthly statements for the Holdback Funds to both Buyer and Seller, at the addresses set forth herein. Seller shall be responsible for payment of all fees charged by Escrow Holder.

8. **Indemnification**. Seller agrees to defend, indemnify, protect and hold Escrow Holder, Wells Fargo and Consultant and their respective officers, directors, agents and employees (collectively, the "Indemnified Parties") harmless against any loss, liability, cost or expense incurred by such Indemnified Party, including reasonable attorneys' fees, arising out of or in connection with, the acceptance and administration in good faith of the duties imposed upon it by this Agreement, except to the extent that any such matter results or arises from the negligence or willful misconduct of Escrow Holder or Consultant, as applicable.

9. **Miscellaneous Provisions**.

(a) Time is of the essence in the performance and execution of this Agreement and each of its provisions.

(b) All captions and headings are inserted for the convenience of the parties, and shall not be used in any way to modify, limit, construe or otherwise affect this Agreement.

(c) In case one or more of the provisions contained in this Agreement (or any portion of such provision) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement (or any portion of any such provision), but this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or portion thereof) had ever been contained herein.

(d) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

LA1 2347649 5 HOLDBACK AGREEMENT
(POOL _)

(e) This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

(f) No representation, promise, inducement or statement of intention has been made by any party to this Agreement, or their respective agents, which is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

(g) This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, but, in the case of a waiver, only by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of any condition, or any breach of any term, covenant, representation or warranty, contained in this Agreement, whether by conduct or otherwise, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach of any other term, covenant, representation or warranty of this Agreement.

(h) This Agreement shall inure to the benefit of and be binding on the parties and their respective legal representatives, successors, and assigns. Neither party may assign its rights under this Agreement at any time to the other person or entity, without the prior written consent of the other party.

(i) In the event litigation is commenced to enforce any of the provisions of this Agreement, to recover damages for breach of any of the provisions of this Agreement, or to obtain declaratory relief in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs, whether or not such action proceeds to judgment.

(j) This Agreement may be executed in counterparts, each of which shall constitute an original and both of which when taken together shall constitute one and the same Agreement. Any facsimile signature shall constitute a valid and binding method for executing this Agreement by a party.

(k) The provisions of this Agreement are solely for the benefit of Buyer, Seller Parties, Escrow Holder, Consultant and Wells Fargo Bank, N.A. and are not for the benefit of any third party and, accordingly, no such third party shall have the right to enforce the provisions of this Agreement

[Signatures on next pages]

LA1 2347649 6 HOLDBACK AGREEMENT
(POOL _)

BUYER:

DBMFI LLC,
a Delaware limited liability company

By: ______________________________
Name: ____________________________
Title: ____________________________

PARENT:

MORGAN'S FOODS, INC.,
an Ohio corporation

By: ______________________________
Name: ____________________________
Title: ____________________________

LA1 2347649

S-1

HOLDBACK AGREEMENT
(POOL __)

SELLER:

MORGAN'S RESTAURANTS OF OHIO, INC.,
an Ohio corporation

By: ________________________________
Name: ____________________________
Title: _____________________________

SELLER:

MORGAN'S RESTAURANTS OF PENNSYLVANIA, INC.,
a Pennsylvania corporation

By: ________________________________
Name: ____________________________
Title: _____________________________

SELLER:

By: ________________________________
Name: ____________________________
Title: _____________________________

LA1 2347649

HOLDBACK AGREEMENT
(POOL __)

SELLER:

MORGAN'S FOODS OF MISSOURI, INC.,
a Missouri corporation

By: ______________________________
Name: ______________________________
Title: ______________________________

SELLER:

By: ______________________________
Name: ______________________________
Title: ______________________________

LA1 2347649

HOLDBACK AGREEMENT
(POOL __)

REPUBLIC TITLE OF TEXAS, INC.,
a Texas corporation

Dated:_________________

By: ________________________________
Name: ______________________________
Title: ______________________________

LA1 2347649

HOLDBACK AGREEMENT
(POOL __)

SCHEDULE 1
(Pool __)

Contaminated Properties

LA1 2347649

HOLDBACK AGREEMENT
(POOL __)

SCHEDULE 1

LAND

(see attached)

SCHEDULE 1

LA1 2266036

Boardman (1) – 6636 S. Ave., Youngstown, OH

Situated in the Township of Boardman, County of Mahoning, State of Ohio, described as follows:

Situate in the Township of Boardman, County of Mahoning, State of Ohio, and known as being Lot No. 1 in the P.B.F. Plat No. 1, as recorded in Volume 95, Page 249 of Mahoning County Plat Records, and being further described as follows:

Beginning at a point on the westerly right of way line of South Avenue, said point being the Northeasterly corner of said Lot No. 1;

thence along said right of way line, South 02 deg. 28' 00" West a distance of 109.61 feet to a point at a curve to the right having a chord bearing of South 48 deg. 02' 49" West, 42.85 feet and a radius of 30.00 feet;

thence southwesterly along said curve an arc distance of 47.73 feet to a point;

thence along the southerly line of said Lot 1, North 86 deg. 22' 22" West a distance of 172.23 feet to an iron pin set;

thence along the westerly line of said lot 1, North 03 deg. 37' 38" East a distance of 140.20 feet to an iron pin set;

thence along the northerly line of said Lot 1, South 86 deg. 22' 22" East a distance of 200.00 feet to the point of beginning, and containing within said bounds 0.644 acres of land.

LA1 2266036 Boardman (1)

Austintown (8) – 4642 Mahoning Ave., Youngstown, OH

Parcel No. 1

Situate in the Township of Austintown, County of Mahoning, State of Ohio, and being known as Lot No. 16 in Mahoning Heights Plat as recorded in Volume 19 of Plats, Page 34 of Mahoning County Records, said lot has a frontage of 60.76 feet on the Northerly curved side of Mahoning Avenue, and extends back on the Westerly line 341.33 feet, said Westerly line being also the Easterly line of Cambrel Avenue, and on the Easterly line 331.63 feet, having a rear line of 60 feet, as appears by said plat.

Parcel No. 2

Situate in the Township of Austintown, County of Mahoning, State of Ohio, and known as being Sublot Nos. 16 and 17 in Mahoning Heights Plat No. 2, Subdivision of a part of Austintown Township Great Lot No. 19, as shown by the recorded plat of said subdivision in Volume 19 of Maps, Page 34 of Mahoning County Records, and together forming a parcel of land having a frontage of 101.26 feet on the Northwesterly side of Mahoning Avenue Extension, formerly The Youngstown Austintown Road, and extending back 315.47 feet on the Easterly line 331.63 feet on the Westerly line, and having a rear line of 100 feet, as appears by said plat.

And known as being Lot No. 18 in a replat of Lots 16, 17 and 18, Mahoning Heights Plat, as shown by the Replat recorded in Volume 97, Page 93 of Mahoning County Plat Records.

LA1 2266036 Austintown (8)

Elm Rd (14) – 3445 Elm Road, Warren, OH

All that certain parcel of land being part of Section 2, Howland Township, Trumbull County, Ohio, bounded and described as follows:

Beginning at a point on the westerly line of Elm Road (S.R. 5) at the northeasterly corner of land now or formerly of A. Scott Ritchie, et al, Trustees (the "Pizza Hut Property"), said point being located the following 2 courses and distances from the point of intersection of the center line of North River Road (aka Ratliff road) with the original center line of Warren-Cortland Road (aka Elm Road and S.R.5): along the original center line of Warren – Cortland Road, North 16° 11' 20" East, a distance of 200.21 feet to a point and thence North 85° 35' West, distance of 60.71 feet to a point on the westerly line of said Warren-Cortland Road (aka Elm Road and S.R. 5), the point of beginning; thence from said point of beginning, along the northerly line of the Pizza Hut Property, North 85° 35' West, a distance of 252.34 feet to a point at the northwesterly corner of the Pizza Hut Property; thence through land of Grantor the following 2 courses and distances: North 4° 25' East, a distance of 146.16 feet to a point and thence South 85° 35' East 286.06 feet to a point on the westerly line of Elm Road; thence along the westerly line of Elm Road, South 14° 57' 50" West, a distance of 2.58 feet; thence continuing along the same South 17° 27' 05" West a distance of 147.42 feet to the place of beginning.

Containing 0.903 of an acre as surveyed by Lynn, Kittinger and Noble and shown on its Drawing No. E-251A.

TOGETHER WITH any interest the Grantor may have in the area between the west side line and the original center line of Warren-Cortland bounded on the north and south by the extended north and south line of the premises above described.

TOGETHER WITH an easement for the installation, construction, operation, use, repair and replacement of a roadway and related storm drainage in common with Grantor, his heirs, personal representatives and assigns, over, upon and across a 30 foot strip of land bounded and described as follows:

Beginning at a point on the northerly line of North River Road at the southwesterly corner of the Pizza Hut Property, said point being located the following 2 courses and distances from the point of intersection of the centerline of North River Road with the original center line of Warren-Cortland Road; along the center line of North River Road, North 85° 35' West, a distance of 272.20 feet to a point and thence North 4° 25' East, a distance of 30.00 feet to a point on the northerly line of North River Road, the place of beginning; thence from said point of beginning along the northerly line of North River Road, North 85° 35' West, a distance of 30.00 feet to a point; thence through land of Grantor, the following 2 courses and distances: North 4° 25' East, a distance of 312.16 feet to a point and thence South 85° 35' East, a distance of 30.00 feet to a point at the northwesterly corner of the parcel of 0.903 of an acre above described; thence along the westerly line of said parcel and continuing along the Pizza Hut Property, South 4° 25' West, a distance of 312.16 feet to the place of beginning.

Containing 0.215 of an acre as surveyed by Lynn, Kittinger and Noble and shown on its Drawing No. E-251A.

LA1 2266036 Elm Rd (14)

Alliance (16) – 825 East State St., Alliance, OH

Known as part of Out Lot No. 446 and further know as part of Northeast Quarter of Section No. 1 in the original Washington Township, bounded and described as follows: Beginning at a monument at the Northwest corner of the Northeast Quarter of Section No. 1; thence S 89° 59' 36" E 284.50 feet along the quarter section line and the centerline of East State St. to the True Place of Beginning;

thence S 89° 59' 36" E 160.00 feet along the quarter section line and the centerline of East State St. to a point;

thence S 0° 32' 00" E passing over an iron pin at 55 feet, a distance of 319.00 feet to an iron pin; thence N 89° 59' 36" W 160.00 feet to an iron pin;

thence N 0° 32' 00" W passing over an iron pin at 264.00 feet, a distance of 319.00 feet to the place of beginning.

The above parcel of land contains 1.1717 acres of land, of which 0.2020 acre is within the road right of way.

This description based on survey by James R. Allen, Reg. Survey No. 4616 dated April, 1990.

Together with all rights of ways, easements and grants contained in Deed recorded in OR Volume 1038, Page 444, Stark County Records.

LA1 2266036

Alliance (16)

Marietta (17) – 401 Greene Street, Marietta, OH

THE FOLLOWING REAL PROPERTY, SITUATED IN THE TOWN OF MARIETTA, COUNTY OF WASHINGTON AND THE STATE OF OHIO, BEING PART OF CITY LOT NOS. 894 AND 895 AND PART OF A VACATED ALLEY IN SQUARE NUMBER 56 OF THE ORIGINAL TOWN OF MARIETTA AND BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A STONE AT THE SOUTHWESTERLY CORNER OF SQUARE NUMBER 56; THENCE NORTH 40 DEGREES 24' 30" WEST ALONG THE NORTHEASTERLY LINE OF FOURTH STREET A DISTANCE OF 182.58 FEET TO AN IRON PIPE WHERE ANOTHER IRON PIPE AT THE NORTHWESTERLY CORNER OF LOT NUMBER 895 BEARS NORTH 40 DEGREES 24' 30" SECONDS WEST 1.40 FEET DISTANCE; THENCE NORTH 51 DEGREES 09'SO" EAST A DISTANCE OF 195.01 FEET TO AN IRON PIN IN THE NORTHEASTERLY LINE OF A PRIOR 10.56 FOOT

WIDE PUBLIC ALLEY (VACATED BY ORDINANCE NUMBER 370, 54-55); THENCE SOUTH 40 DEGREES 25'40" EAST ALONG SAID VACATED ALLEY A DISTANCE OF 176.92 FEET TO AN IRON PIPE AT THE SOUTHWESTERLY CORNER OF LOT 993; THENCE SOUTH 49 DEGREES 30' WEST ALONG THE NORTHWESTERLY LINE OF GREEN STREET A DISTANCE OF 195.00 FEET TO THE PLACE OF BEGINNING.

LA1 2266036

Marietta (17)

Salem (23) – 156 North Lincoln Ave., Salem, OH

Situated in the City of Salem, County of Columbiana and State of Ohio and known as being part of Lot No. 702 in Assessor's Addition to said city, bounded and described as follows: beginning at the intersection of the northerly right-of-way of Main Street with the easterly right-of-way of North Lincoln, Thence North 05 degrees 00 minutes 00 seconds West along the easterly right-of-way of North Lincoln, a distance of 171.00 feet to the intersection with the northerly line of Sugartree Alley, to a drill hole set, said point being the true point of beginning of the parcel herein described:

Course No. 1:

Thence North 05 degrees 00 minutes 00 seconds West, along the easterly right-of-way of North Lincoln a distance of 100.40 feet to a ¾ inch iron rod found at the southwest corner of land now or formerly owned by Cornelia Mary Redinger as recorded in Deed Volume 200, Page 277 in Columbiana County Records;

Course No. 2:

Thence South 89 degrees 42 minutes 16 seconds East, along the southerly line of land now or formerly owned by Redinger aforementioned, a distance of 181.40 feet to a ¾ inch iron rod found at the northwest corner of land now or formerly owned by Columbia Gas of Ohio, Inc., as recorded in Deed Volume 429, Page 77 of Columbiana County Records;

Course No. 3:

Thence South 00 degrees 12 minutes 03 seconds East along the westerly line of land now or formerly owned by Columbia Gas aforementioned, a distance of 100.00 feet to a railroad spike set in the North line of Sugartree Alley;

Course No. 4:

Thence North 89 degrees 41 minutes 46 seconds West, a distance of 173.00 feet along the northerly line of Sugartree Alley to the true point of beginning and containing 0.407 acres of land 17707.076 sq. ft. more or less according to a survey prepared by Ted R. Clark, Ohio Registered Professional Land Surveyor No. 6809, for and in behalf of Bock and Clark dated August 31, 1995 under Project No. 1118-95606-8 and subject to all legal highways.

LA1 2266036 Salem (23)

Weirton (25) – 4015 Main St., Weirton, WV

Parcel No. 1: Situate in Cross Creek District (now Weirton District), Brooke County, State of West Virginia, known and designated as Lot number seventeen (17) Heaslett Subdivision Plan of Lots, also known as 4006 Washington Street, Weirton, West Virginia.

Parcel No. 2: All those certain lots or parcels of land known and designated as Lots numbered two (2), three (3), four (4) and five (5), of the Heaslett Subdivision Plan of Lots, lying and being in the District of Cross Creek, County of Brooke, and the State of West Virginia, said plan of lots being of record in the Office of the Clerk of the County Court of Brooke County, West Virginia, in Deed Book #40, at page 213, to which Deed reference is hereby made.

The above real estate is the same as conveyed to Morgan's Weirton Foods, Inc., a corporation from Samuel N. Kusic, Esq., individually, and in trust under a Declaration of Trust executed by the Grantor and Leslie W. Kusic, his wife, by deed dated July 2, 1987, and recorded in the Office of the Clerk of the County Commission of Brooke County, West Virginia, in Deed Book No. 243, at Page 387.

LA1 2266036 WEIRTON (25)

Irwin (30) – 9390 Route 30, Irwin, PA

All that certain part or parcel of ground situate in the Borough of Irwin, County of Westmoreland and Commonwealth of Pennsylvania, consisting of 2,398 square feet, said parcel being set forth on the revised plan of subdivision prepared for Theodore Sarniak III and Herman F. Skatell recorded in the Recorder's Office of Westmoreland County on September 15. 1988 in Plan Book Volume 89, page 1640, said revised plan of subdivision revising the original subdivision recorded in Plan Book Volume 89. Page 1338 in the Recorder's Office of Westmoreland county, said parcel being more fully described as follows: BEGINNING at a point in the southerly right of way line of U.S. Route 30.-Lincoln Highway. Said point of beginning being North 62° 43' West, a distance of 75.00 feet from corner of land now or formerly of the Irwin Bank and Trust Company, and Parcel B of the original subdivision recorded in Plan Book Volume 89 page 1338; thence from said point of beginning and along the original dividing line of Parcels A and B of the original subdivision recorded in Plan Book Volume 89. Page 1338 South 27° 27' West 160.45 feet to a point; thence through Parcel B of the aforementioned original subdivision, South 66° 52' East 15.04 feet to a point; thence continuing through Parcel B of the aforementioned original subdivision North 27° 27' East 159.32 feet to a point in the southerly right of way line of U. S. Route 30-Lincoln Highway; thence by said right of way line, parallel to and 50 feet distant from the center line thereof. North 62° 43' West 15.00 feet to a point, the place of beginning.

AND ALSO BEING

All that certain part or parcel of ground situate in the Borough of Irwin, County of Westmoreland and Commonwealth of Pennsylvania, consisting of 2,398 square feet, said parcel being set forth on the revised plan of subdivision prepared for Theodore Sarniak III and Herman F. Skatell recorded in the Recorder's Office of Westmoreland County on September 15. 1988 in Plan Book Volume 89, page 1640, said revised plan of subdivision revising the original subdivision recorded in Plan Book Volume 89. Page 1338 in the Recorder's Office of Westmoreland county, said parcel being more fully described as follows: BEGINNING at a point in the southerly right of way line of U.S. Route 30.-Lincoln Highway. Said point of beginning being North 62° 43' West, a distance of 75.00 feet from corner of land now or formerly of the Irwin Bank and Trust Company, and land of which this was a part; thence from said point of beginning and through land of which this was a part, now designated Parcel B' South 27° 27' West, a distance of 180.51 feet to a point in line of land now or formerly of George K. Basel; thence by said land of George K. Basel North 66° 52' West; a distance of 149.85 feet to a point on the Easterly right of way line of Caruthers Lane; thence by said right of way line North 28° 01' East. A distance of 144.60 feet to a point; thence by same North 53° 36' 08" East, a distance of 52.175 feet to a point in the Southerly right of way line of U.S. Route 30; thence by said right of way line, parallel to and 50 feet distant from the centerline thereof south 62° 43' East, a distance of 125.00 feet to a point, the place of beginning.

Zoning Classification: "CHB" Commercial Highway Business Zone

LA1 2266036

Irwin (30)

W. 12th (36) – 2656 W. 12th Street, Erie, PA

ALL THAT certain lot or piece of land situate in the Township of Millcreek, County of Erie and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point on the Northerly line of West 12th Street, 100 feet wide, distance eastwardly along the said northerly line of West 12th street, 111.10 feet from the easterly line of Lowell Avenue, 50 feet wide; thence from said point of Beginning along Lots Nos. 14, 13, 12, 11, 10, and 9 in Steens Subdivision Recorded in the Office of the Recorder of Deeds of Erie County, Pennsylvania in Plan Book Vol. 2, page 21, N. 26°33'30" W., a distance of 335.49' to the Southerly right of way line of 11th Street if extended; thence N. 63°12'30" E. a distance of 131.19' to a point; thence S. 26°33'00" E., a distance of 335.55' to a point on the northerly line of West 12th Street; thence along the northerly line of West 12th Street. S. 63°14'00" W., a distance of 131.14' to the point of beginning.

Zoning Classification: "RC" Resort Commercial District, within the "OP" Office/Business Park and "TND" Traditional Neighborhood Development Overlay Districts

LA1 2266036 W. 12TH (36)

Corapolis (50) – 6901 University Blvd., Moon Township, PA

BEGINNING AT A POINT OF COMPOUND CURVE ON THE SOUTHEASTERLY SIDE OF NARROWS RUN ROAD (120 FEET WIDE) WHICH POINT OF TANGENT IS ASURED EASTWARDLY ON THE ARC OF A CIRCLE CURVING TO THE RIGHT CONNECTING THE SAID SOUTHEASTERLY SIDE OF NARROWS RUN ROAD AND THE NORTHEASTERLY SIDE OF BEAVER GRADE ROAD, FORMERLY KNOWN AS BROADHEAD ROAD, HAVING A RADIUS OF 25. 00 FEET, THE ARC DISTANCE OF 34.29 FEET FROM A POINT OF CURVE ON THE NORTHEASTERLY SIDE OF BEAVER GRADE ROAD, FORMERLY KNOWN AS BROAD HEAD ROAD; THENCE EXTENDING ALONG THE SOUTHEASTERLY SIDE OF NARROWS RUN ROAD, THE FOLLOWING COURSES AND DISTANCES:

(1) ON THE ARC OF A CIRCLE TO THE RIGHT HAVING A RADIUS OF 759.02 FEET TO A POINT; THENCE EXTENDING SOUTH 27 DEG. 35' 15" EAST 5.85 FEET TO A POINT; THENCE EXTENDING SOUTH 49 DEG. 30' 00" EAST 129.22 FEET TO A POINT IN THE CENTER LINE OF OLD NARROWS RUN ROAD; THENCE EXPENDING ALONG SAME, SOUTH 33 DEG. 15' 00" WEST 183 FEET TO A POINT; THENCE PASSING THROUGH THE BED OF OLD NARROWS RUN ROAD, NORTH 56 DES. 45' 00" WEST 16.50 FEET TO A POINT ON THE NORTHWESTERLY SIDE OF OLD NARROWS RUN ROAD; THENCE EXTENDING ALONG SAME, THE TWO FOLLOWING COURSES AND DISTANCES: (1) SOUTH 33 DEG. 15' 00" WEST 19.52 FEET TO A POINT; AND (2) NORTH 28 DEG. 41' 00" WEST 9.73 FEET TO A POINT OF CURVE; THENCE EXTENDING ON THE ARC OF A CIRCLE CURVING TO THE RIGHT CONNECTING THE SAID NORTHWESTERLY SIDE OF OLD NARROWS RUN ROAD AND THE NORTHEASTERLY SIDE OF BEAVER GRADE ROAD, FORMERLY KNOWN AS BROADHEAD ROAD, HAVING A RADIUS OF 51.99 FEET, THE ARC DISTANCE OF 92.51 FEET TO A POINT OF TANGENT ON THE SAID NORTHEASTERLY SIDE OF BEAVER GRADE ROAD, FORMERLY KNOWN AS BROADHEAD ROAD; THENCE EXTENDING ALONG SAME, THE FOLLOWING THREE COURSES AND DISTANCES (1) NORTH 23 DES. 38' 00" WEST 36.00 FEET TO A POINT; (2) NORTH 66 DEG. 22' 00" EAST 10.00 FEET TO A POINT (3) NORTH 23 DEG. 38' 00" WEST 93.90 FEET TO A POINT OF CURVE; THENCE EASTWARDLY ON THE ARC OF A CIRCLE TO THE RIGHT CONNECTING THE SAID NORTHEASTERLY SIDE OF BEAVER GRADE ROAD FORMERLY KNOWN AS BROADHEAD ROAD, AND THE SOUTHEASTERLY SIDE OF NARROWS RUN ROAD, HAVING A RADIUS OF 25.00 FEET, THE ARC DISTANCE OF 34.29 FEET TO A POINT OF COMPOUND CURVE ON THE SAID SOUTHEASTERLY SIDE OF NARROWS RUN ROAD, BEING THE FIRST MENTIONED POINT AND PLACE OF BEGINNING.

Zoning Classification: "C-2" Highway Commercial Zoning District, University Boulevard Overlay District

LA1 2266036 Corapolis (50)

<u>Whitehall (51) – 5130 Clairton Blvd., Pittsburgh, PA</u>

Premises A:

All THAT CERTAIN lot or piece of ground, situate in the Borough of Baldwin, County of Allegheny and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point on the Southerly line of Leech Road, 40' wide, at a point common to the herein described property and the Northwest corner of property, now or formerly of Anthony Zebert, et ux, as recorded in the Recorder's Office of Allegheny County In Deed Book Volume 3228, page 113; thence from said point of beginning, along the Westerly line of said last mentioned property of Anthony Zebert, at ux, South 16 degrees 27 minutes East, 120 feet to a point on property now or formerly of Dick Drabbe and Edith B. Drabbe, his wife; thence along some South 73 degrees 33 minutes West, 135 feet to a point on other property of grantors herein; thence through and along same, North 16 degrees 27 minutes West, 120 feet to a point on the Southerly line of Leech Road; thence along the Southerly side of Leech Road, North 73 degrees 33 minutes East, 135 feet to point of beginning.

EXCEPTING AND RESERVING however, to the grantors, their heirs and assigns a 7 foot wide easement for a sanitary sewer, as the same now exists, for the benefit of adjoining property now or formerly Dick Drabbe, et ux., on the South running Northwardly through said premises to Leech Drive with the right in the grantors, their heirs and assigns to relocate the same elsewhere on the premises.

Premises B:

All THAT CERTAIN lot or piece of ground, situate in the Borough of Baldwin, County of Allegheny and Commonwealth of Pennsylvania, bounded and described as follows, to-wit:

BEGINNING at a point in the Westerly line of Clairton Boulevard, 60 feet wide, said point being located South 15 degrees 56 minutes East, along said line of said Boulevard, a distance of 329.55 feet from the Southerly line of property of Olivia M. Wightman; thence Southwardly along said Westerly line of Clairton Boulevard by an arc of a circle having a radius of 985 feet and curving to the left for a distance of 105.10 feet to land now or formerly of Myna Cibek; thence along said land now or formerly of Myna Cibek, South 73 degrees 33 minutes West, a distance of 64.58 feet to land now or formerly of Carl M. Wolfe and Luigi M. Cecala: thence along land now or formerly of Carl M. Wolfe and Luigi M. Cecala, North 16 degrees 27 minutes West, for a distance of 120 feet to the Southerly line of Leech Drive, 40 feet wide; thence along the Southerly line of Leech Drive, North 73 degrees 33 minutes East, for a distance of 44.97 feet to a point; thence continuing along the Southerly line of Leech Drive by an arc of a circle having a radius of 14.90 feet and curving to the right for a distance of 23.54 feet to the point and place of beginning.

Zoning Classification: "C-2" Shopping Center District

LA1 2266036 Whitehall (51)

<u>Carrick (53) – 1100 Brownsville Rd., Pittsburgh, PA</u>

ALL THAT CERTAIN PIECES OF GROUND SITUATE IN THE 29th WARD OF THE CITY OF PITTSBURGH, COUNTY OF ALLEGHENY AND COMMONWEALTH OF PENNSYLVANIA, BEING BOUNDED AND DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT THE POINT ON THE ORIGINAL INTERSECTION OF THE WESTERLY SIDE OF BROWNSVILLE ROAD, 60' WIDE, AND THE SOUTHERLY SIDE OF CEDRICTON STREET, 40' WIDE; THENCE IN A SOUTHWARDLY DIRECTION ALONG THE WESTERLY SIDE OF BROWNSVILLE ROAD BY THE ARC OF A CIRCLE CURVING TO THE RIGHT, HAVING A RADIUS OF 570.00', AN ARC DISTANCE OF 16.12' TO THE TRUE POINT OF BEGINNING; THENCE ALONG THE WESTERLY SIDE OF BROWNSVILLE ROAD, 60' WIDE, BY AN ARC OF A CIRCLE CURVING TO THE RIGHT IN A SOUTHWARDLY DIRECTION HAVING A RADIUS OF 570.00', AN ARC DISTANCE OF 128.04' TO A POINT; THENCE CONTINUING ALONG THE WESTERLY SIDE OF BROWNSVILLE ROAD, 60' WIDE, S 17 DEG. 08' 15" E, 28.13' TO A POINT ON THE NORTHERLY SIDE OF PROPERTY RECORDED IN DEED BOOK VOLUME 4311 PAGE 470 BEING NOW OR FORMERLY MICHAEL LOBALZO; THENCE ALONG THE NORTHERLY SIDE OF PROPERTY NOW OR FORMERLY OF MICHAEL LOBALZO AND THE NORTHERLY SIDE OF PROPERTY NOW OR FORMERLY OF LEO MATHEWS ET UX, S. 72 DEG. 27' 15" W., 150.64' TO A POINT ON THE EASTERLY SIDE OF BERTRAM WAY, 20' WIDE; THENCE ALONG THE EASTERLY SIDE OF BERTRAM WAY, 20' WIDE, N. 17 DEG. 32' 45" W, 170.88' TO A POINT ON THE SOUTHERLY SIDE OF CEDRICTON STREET, 40' WIDE; THENCE ALONG THE SOUTHERLY SIDE OF CEDRICTON STREET, N. 72 DEG. 27' 15" E, 117.90' TO A POINT; THENCE ALONG A RADIUS AS WIDENED BY THE CITY OF PITTSBURGH BY AN ARC OF A CIRCLE CURVING TO THE RIGHT IN A SOUTHWARDLY DIRECTION AND HAVING AN ARC DISTANCE OF 27.06' TO THE TRUE POINT OF BEGINNING.

Zoning Classification:

LA1 2266036 Carrick (53)

Homestead (55) – 222 West 8th St., Homestead, PA

ALL THAT CERTAIN lot or piece of ground situate in the Borough of West Homestead, County of Allegheny and State of Pennsylvania, BEING Lot Nos. 17,18, 19, 20, 21,22, 23, 24 and 25 in the Kennedy and West Plan of Lots recorded in the Recorder of Deeds Office of Allegheny County, in Plan Book Volume 15, page 30, bounded and described as follows to wit:

BEGINNING ON THE Southerly side of West Eight Avenue, 80 feet wide at a Hub and Tack on the dividing line between Lot Nos. 25 and 26 in said Plan; thence from said point of beginning and along the southerly right of way side of West Eighth Avenue North 51º11'00" East, a distance of 225.00 feet to a Tait Capped Iron Pin on the dividing line between Lot Numbers 17 and 16 in said plan; thence along said dividing line South 38º49'00" East, a distance of 110.00 feet to a point on the Northerly side of Hazel Way, 20 feet wide, thence along said Hazel Way, South 51º11'00" West, a distance of 225.00 feet to a Hub and Tack on the dividing line between Lot. Nos. 25 and 26 in said plan; thence along said dividing line, North 38º49'00" West, a distance of 110.00 feet to a point it the place of beginning.

Zoning Classification: "C-1" Commercial District

LA1 2266036 Homestead (55)

Bellevue (59) – 4306 Ohio River Blvd., Pittsburgh, PA

All that certain parcel of land situate in the Borough of Bellevue, County of Allegheny and Commonwealth of Pennsylvania, being bounded and described as follows:

BEGINNING at an iron pin at the intersection of the northerly side of Ohio River Boulevard (Legislative Route 652), 60.00 feet wide, and the westerly side of Shiloh Avenue, 50.00 feet wide; thence from side point of beginning by the northerly side of Ohio River Boulevard North 45° 03' 53" West a distance of 233. 34 feet to an iron pin; thence through former Riverview Avenue, as vacated by the County of Allegheny in 1930, and Lot No. 14 in the Thomas Bakewell Plan of Lots as recorded in the Recorder of Deeds Office of Allegheny County, Pennsylvania, in Plan Book Volume 4, page 37, by the line dividing lands now or formerly of Boron Oil Company and lands now or formerly of Robert K. Christy North 46° 44' 00" East a distance of 152.60 feet to an iron pipe; thence through Lots No.'s 14 and 15 in said Thomas Bakewell Plan of Lots by the line dividing lands now or formerly of Boron Oil Company and land now or formerly of William R. Richert South 43° 45' 00" East a distance of 134.23 feet to an iron pin; thence continuing by said dividing line through Lot No. 25 in Thomas Bakewell Plan of Lots South 46° 44' 00" West a distance of 26.00 feet to a pipe; thence by and through same South 43° 45' 00" East a distance of 99.00 feet to a pipe; thence by the Westerly side of Shiloh Avenue South 46° 44' 00" West a distance of 121.24 feet to the iron pin at the point of BEGINNING.

Zoning Classification: "C-HC" Highway Commercial District

LA1 2266036 Bellevue (59)

Harmarville (61) – 1 Landings Dr., Pittsburgh, PA

ALL THAT CERTAIN PARCEL OF LAND SITUATE IN THE TOWNSHIP OF HARMAR, COUNTY OF ALLEGHENY AND COMMONWEALTH OF PENNSYLVANIA BEING MORE PARTICULARLY BOUND AND DESCRIBED AS FOLLOWS AND BEING LOT NO. 2 OF THE HARMAR LANDINGS PLAN NO. 2A, AS RECORDED IN PLAN BOOK VOLUME 158, PAGES 127 TO 132 INCLUSIVE:

BEGINNING AT A POINT ON THE SOUTHERLY SIDE OF LANDINGS DRIVE (50 FT. STREET) AT THE DIVIDING LINE OF LOT NO. 2 AND PARCEL "D" IN THE HARMAR LANDINGS PLAN NO. 2A AS RECORDED; THENCE ALONG SAID DIVIDING LINE S 25 DEG. 45' 00" E, 202.29 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF THE PENNSYLVANIA TURNPIKE COMMISSION; THENCE ALONG LAND OF SAID PENNSYLVANIA TURNPIKE COMMISSION S 63 DEG. 33' 42" W, 175.42 FEET TO A POINT ON THE DIVIDING LINE OF LOT NO. 2 AND LOT NO. 1 AS RECORDED IN HARMAR LANDINGS PLAN NO. 2 IN PLAN BOOK VOLUME 157, PAGES 164 TO 169; THENCE ALONG SAID DIVIDING LINE N. 24 DEG. 22' 45" W, 204.59 FEET TO A POINT IN A CURVE ON THE SOUTHERLY SIDE OF THE AFOREMENTIONED LANDINGS DRIVE IN AN EASTERLY DIRECTION BY A CURVE TO THE LEFT HAVING A RADIUS OF 460.185 FEET, FOR AN ARC DISTANCE OF 11.01 FEET TO A POINT; THENCE ALONG SAME N 64 DEG. 15' 00" E, 159.50 FEET TO THE POINT OF BEGINNING.

Zoning Classification: "C-2" Regional Commercial Zone

LA1 2266036

Harmarville (61)

Route 60 (64) – 6190 Steubenville Pike, McKeesrock, PA

ALL that certain lot or parcel of ground situate in the Township of Robinson, County of Allegheny, and Commonwealth of Pennsylvania, known as Lot No. 3 in the Northwood Realty Plan of lots, recorded in the Recorder's office of Allegheny County in Plan Book Volume 117, Pages 78 and 79, and being more fully bounded and described as follows, to-wit:

BEGINNING at a point on the Northerly line of Steubenville Pike (also known as L.R. 257) at the dividing line between Lots Nos. 2 and 3 in said plan; thence from said point of beginning North 38 degrees 04' 30" East, a distance of 238.76 feet to a point on line of land now or formerly of Mastitis; thence along same South 56 degrees 35' 00" East, a distance of 126.57 feet to a point on line of lands now or formerly of A.S. Hersh Berger thence along same South 13 degrees 28' 00" West, a distance of 243.99 feet to a point on line of lands now or formerly of E. Verner; thence along same North 85 degrees 43' 00" West, a distance of 48.92 feet to a point on the Northerly line of Steubenville Pike, aforesaid; thence along same North 51 degrees 55' 30" West, a distance of 187.10 feet to a point on the Easterly line of Lot No. 2 in said Plan, at the Place of Beginning.

Zoning Classification: "C-3" Planned Commercial/Office/Multi-Family District

LA1 2266036 Route 60 (64)

W. View (65) – 804 W. View Park Dr., West View, PA

ALL that certain tract of land situate in the Borough of West View, Allegheny County, Pennsylvania, designated as Lot No. 7 in the West View Associates G.P.F. Associates Plan of Lots recorded in Plan Book Volume 118, pages 33-34-35 in the Recorder's Office of Allegheny County, Pennsylvania, being more particularly bounded and described as follows, to-wit:

BEGINNING at a point on the northerly line of West View Park Drive, a 50' street, said point being also on the common line between Lot No. 7 and Lot No. 8; thence running North 23°02'07" West along said common line, a distance of 150.00 feet to a point on the southerly right of way line of Center Avenue, an 80' street; thence running North 66°57'53" East along the southerly line of Center Avenue, a distance of 150.00 feet to a point on the common line between Lot No. 7 and Lot No. 6; thence running South 23°02'07" East, along said common line, a distance of 150.00 feet to a point on the northerly line of West View Park Drive; thence running South 66°57'53" West, along the northerly line of West View Park Drive, a distance of 150.00 feet to the point of beginning.

CONTAINING a total area of 0.517 acres, more or less.

Zoning Classification: "C-1" General Commercial District

LA1 2266036 W. View (65)

Braddock Hills (66) – 278 Yost Blvd., Pittsburgh, PA

ALL THAT CERTAIN IN LOT OR PIECE OF GROUND situate in the Borough of Braddock Hills, County of Allegheny and Commonwealth of Pennsylvania, being designated as Parcel "C" in the Gold Circle Plan of Lots, as recorded in the Recorder's Office of Allegheny County, in Plan Book Volume 102, pages 147 and 148, bounded and described as follows: to-wit:

BEGINNING at a point on the Northerly line of Yost Boulevard, 60 feet wide, at the dividing line between Parcels "B" and "C" in said Plan; thence along said line of Yost Boulevard, South 77° 52' West, a distance of 86.21 feet to a point; thence continuing along the same, in a Southwesterly direction, by the arc of a circle curving to the left, having a radius of 230 feet, an arc distance of 257.12 feet to a point on the Northeasterly line of Brinton Road; thence by a line through said Road, South 11º 30' 20" West, a distance of 20 feet to a point in the center line of said Brinton Road; thence along said center line, North 78° 29' 40" West, a distance of 200.21 feet to a point; thence continuing along the same, in a Northwesterly direction by the arc of a circle curving to the right, having a radius of 232 feet, an arc distance of 42.07 feet to a point of line of land, now or formerly of Arthur Stern; thence along said line, North 41º 08' 20" East, a distance of 393.02 feet to a point; thence continuing along the same, North 04° 27' 20" East, a distance of 106.45 feet to a point on the dividing line between Parcels "B" and "C" in said Plan aforesaid; thence along said dividing line, South 52° 48' 30" East, a distance of 270 feet to a point thence continuing along same, South 12° 08' East, a distance of 85.13 feet to the point at the place of beginning.

Zoning Classification:

LA1 2266036

Braddock Hills (66)

Lakewood (91) – 270 E. Fairmount Ave., Lakewood, NY

ALL THAT TRACT OR PARCEL OF LAND, situate in the Village of Lakewood, Town of Busti, County of Chautauqua, and State of New York being part of Lot No. 9, Township 2, and Range 12 of the Holland Land Company's Survey; and designated and distinguished as being all of Lot Number 2, 3, and 4, and Part of Lot No. 1, as shown on a map of Lakecrest Farms, made by Walter F. Shaw, C. E., dated May 7, 1923, which map was filed in the Chautauqua County Clerk's Office in Cabinet No. 1, Section A, as Map No. 34, and being further bounded and described as follows:

BEGINNING at an iron stake at the intersection of the southerly line of East Fairmount Avenue (New York State Route No. 394), and the easterly line of Elmcrest Avenue;

THENCE North 78 degrees 46 minutes 34 seconds east along the said southerly line of East Fairmount Avenue and the northerly line of Lot Nos. 4,3, 2 and 1 of Lakecrest Farms, a distance of 134.66 feet to an iron stake;

THENCE South 12 degrees 00 minutes 51 seconds East through said Lot No. 1, a distance of 136.95 feet to an iron stake in the easterly line of said Lot No. 1;

THENCE South 00 degrees 13 minutes 20 seconds East, a distance of 35.39 feet to a found iron stake at the northeasterly corner of Lot No. 38, as shown on the said map of Lakecrest Farms;

THENCE North 89 degrees 45 minutes 36 seconds West along the northerly line of said Lot No. 38, as distance of 160.26 feet to a found iron stake in the easterly line of Elmcrest Avenue;

THENCE North 00 degrees 11 minutes 26 seconds West along the said easterly line of Elmcrest Avenue, a distance of 142.46 feet to the iron stake at the point or place of BEGINNING.

BEING A PORTION of the same premises conveyed by Terrill P. Johnson and Deborah B. Johnson to Judith E. Scalise by Warranty Deed dated October 27, 1992 and recorded in the Chautauqua County Clerk's Office on November 10, 1992 In Liber 2283 of Deeds at Page 235.

According to a survey and plat prepared by Abate Engineering Associates, P. C., Jerome E. Erickson, P. E. & L. L. S., plat dated October 15, 1999 and designated as Job No. 7-99-AE199590.

ALSO ALL THAT TRACT OR PARCEL O LAND, situate in the Village of Lakewood, Town of Busti, County of Chautauqua and State of New York, being part of Lot No. 9, Township 2, arid Range 12 of the Holland Land Company's Survey and designated and distinguished as Lot No. 38 on a map of Lakecrest Farms made by Walter F. Shaw, C. E., dated May 7, 1923, which map was filed in the Chautauqua County Clerk's Office in Cabinet No. 1, Section A, as Map No. 34; and being further bounded and described as follows:

BEGINNING at a found iron stake at the easterly line of Elmcrest Avenue at the southwesterly corner of Lot No. 4, as shown on said map of Lakecrest Farms, said iron stake being South 00° 11' 26" East, a distance of 142.46 feet from a point at the intersection of the southerly line of Fairmount Avenue and the said easterly line of Elmcrest Avenue;

THENCE South 89° 45' 36" East along the southerly line of said Lot No .4 and the southerly lines of Lot Nos. 3, 2, and 1 of said Lakecrest Farms Map, a distance of 160.26 feet to a found iron stake;

THENCE South 01° 01' 18" West along the easterly line of Lakecrest Farms, a distance of 49.48 feet to a found iron stake at the northeasterly corner of Lot No. 39 of said map;

THENCE North 89156' 35" West along the northerly line of Lot No, 39, a distance of 159.73 feet to a found iron stake in the said easterly line of Elmcrest Avenue;

THENCE North 00° 24' 39" East along the said easterly line of Elmcrest Avenue, a distance of 49.99 feet to the point or place of BEGINNING.

LA1 2266036

Lakewood (91)

Grand (305) – 3517 South Grand, St. Louis, MO

Lots 11, 12, 13, 14 and 15 in Block 1 of Robert W. Hunt's Addition and in Block 1594 of the City of St. Louis being more particularly described as follows: Commencing at the intersection of the Southerly right of way line of Potomac (60 foot wide) Street and the Westerly right of way line of Grand (80 foot wide) boulevard; thence along said Westerly right of way line of Grand Boulevard, South 05 degrees 00 minutes 00 seconds West a distance of 92.67 feet to the point of beginning; thence continuing along said Westerly right of way line South 05 degrees 00 minutes 00 seconds West a distance of 125.00 feet; thence North 84 degrees 46 minutes 27 seconds West a distance of 140.00 feet; thence North 05 degrees 00 minutes 00 seconds East a distance of 125.00 feet; thence South 84 degrees 46 minutes 27 seconds East a distance of 140.00 feet to the point of beginning, according to a survey by Bock & Clark's National Surveyors Network dated January 30, 1997 Project No. 96728-3.

LA1 2266036 Grand (305)

Farmington (324) – 627 Walmart Drive, Farmington, MO

PART OF LOT "A" OF ROSE LANE SUBDIVISION IN THE CITY OF FARMINGTON, MISSOURI, PER PLAT OF RECORD IN PLAT BOOK 7, PAGE 26, LAND RECORDS OF ST. FRANCOIS COUNTY, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FROM THE SOUTHEAST CORNER OF LOT "A" OF SAID ROSE LANE SUBDIVISION; THENCE N 16 DEGREES 49' 55" W. ALONG THE EASTERLY LINE OF LOT "A" 355.25 FEET TO A POINT ON THE WESTERLY LINE OF ROUTE 67, FARMINGTON SPUR; THENCE NORTHWESTERLY ALONG SAID WESTERLY LINE THE FOLLOWING COURSES AND DISTANCES, NORTHWESTERLY ON A CURVE TO THE LEFT, HAVING A RADIUS OF 11,358.36 FEET, A DISTANCE OF 322.71 FEET; THENCE N 52 DEGREES 56' 57" W. 145.36 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE N 83 DEGREES 54' 46" W. 116.62 FEET; THENCE N 52 DEGREES 56' 57" W 77.55 FEET TO A POINT ON THE NORTHERLY LINE OF LOT "A" OF SAID ROSE LANE SUBDIVISION; THENCE LEAVING THE WESTERLY LINE OF SAID ROUTE 67, FARMINGTON SPUR S 53 DEGREES 05' 49" W ALONG THE NORTHERLY LINE OF SAID LOT "A", 93.26 FEET; THENCE S 36 DEGREES 54' 11" E. 154.05 FEET; THENCE N 53 DEGREES 05' 49" E. 200.00 FEET TO THE POINT OF BEGINNING.

PART OF LOT "A" OF ROSE LANE SUBDIVISION IN THE CITY OF FARMINGTON, MISSOURI, PER PLAT OF RECORD IN PLAT BOOK 7, PAGE 26, LAND RECORDS OF ST. FRANCOIS COUNTY, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FROM THE SOUTHEAST CORNER OF LOT "A" OF SAID ROSE LANE SUBDIVISION; THENCE N 16 DEGREES 49' 55" W ALONG THE EASTERLY LINE OF LOT "A" 355.25 FEET TO A POINT ON THE WESTERLY LINE OF ROUTE 67, FARMINGTON SPUR; THENCE NORTHWESTERLY ALONG SAID WESTERLY LINE THE FOLLOWING COURSES AND DISTANCES, NORTHWESTERLY ON A CURVE TO THE LEFT, HAVING A RADIUS OF 11,358.36 FEET, A DISTANCE OF 322.71 FEET; THENCE N 52 DEGREES 56' 57" W 145.36 FEET; THENCE N 83 DEGREES 54' 46" W 116.62 FEET; THENCE N 52 DEGREES 56' 57" W 77.55 FEET TO A POINT ON THE NORTHERLY LINE OF LOT "A" OF SAID ROSE LANE SUBDIVISION; THENCE LEAVING THE WESTERLY LINE OF SAID ROUTE 67, FARMINGTON SPUR, S 53 DEGREES 05' 49" W., ALONG THE NORTHERLY LINE OF SAID LOT "A" 93.26 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE CONTINUE S 53 DEGREES 05' 49" W ALONG THE NORTHERLY LINE OF SAID LOT "A", 33.17 FEET; THENCE SOUTHEASTERLY ON A CURVE TO THE LEFT, HAVING A RADIUS OF 50.0 FEET, A DISTANCE OF 28.76 FEET; THENCE S 37 DEGREES 21' 05" E, 126.79 FEET; THENCE N 53 DEGREES 05' 49" E. 40.01 FEET; THENCE N 36 DEGREES 54' 11" W. 154.05 FEET TO THE POINT OF BEGINNING.

LA1 2266036

Farmington (324)

Leadington (325) - 24 Woodlawn Drive, Leadington, MO

TRACT 1: A TRACT OF LAND BEING LOTS 1, 2, 3, 4 AND 9, BLOCK A IN S.D. BENNETT'S AMENDED PLAT OF LEADINGTON AS SHOWN ON THE PLAT OF SAID SUBDIVISION RECORDED IN PLAT BOOK 6 ON PAGE 4 OF THE ST. FRANCOIS COUNTY, MISSOURI RECORDER'S RECORDS AND PART OF A VACATED ALLEY AS VACATED BY ORDINANCE NO. 93 AND RECORDED IN BOOK 945 ON PAGE 252 IN SAID RECORDER'S RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHEASTERLY LINE OF WEIR (50' WIDE) STREET AND THE SOUTHWESTERLY LINE OF WOODLAWN (VARIABLE WIDTH) DRIVE SAID POINT BEING THE MOST NORTHERLY CORNER OF SAID LOT 4 IN S. D. BENNETT'S AMENDED PLAT OF LEADINGTON; THENCE SOUTH 68 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE SAME SOUTHWESTERLY LINE OF WOODLAWN DRIVE, A DISTANCE OF 313.90 FEET TO THE NORTHWESTERLY LINE OF DONNELLY (40' WIDE) STREET, THENCE SOUTH 26 DEGREES 50 MINUTES 00 SECONDS WEST ALONG SAID NORTHWESTERLY LINE, A DISTANCE OF 254.91 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 9, THENCE NORTH 68 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE SOUTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 68.21 FEET, THENCE NORTH 22 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 AND ITS NORTHEASTERLY PROLONGATION, A DISTANCE OF 94.00 FEET TO THE CENTERLINE OF SAID VACATED ALLEY, THENCE NORTH 68 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID CENTERLINE, A DISTANCE OF 238.03 FEET TO THE SAID SOUTHEASTERLY LINE OF WEIR STREET; THENCE NORTH 26 DEGREES 50 MINUTES 00 SECONDS EAST ALONG SAID SOUTHEASTERLY LINE, A DISTANCE OF 150.54 FEET TO THE POINT OF BEGINNING.

TRACT 2: ALL OF LOTS 1 AND PART OF LOT 2 OF BLOCK B, OF S.D. BENNETT'S AMENDED PLAT OF LEADINGTON AS RECORDED IN PLAT BOOK 6, AT PAGE 4 OF ST. FRANCOIS COUNTY, MISSOURI RECORDS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS. BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 1 IN BLOCK B, SAID POINT ALSO BEING ON THE NORTHERLY RIGHT OF WAY LINE OF CHATT ROAD, ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 4061.54 FEET, AND A CHORD BEARING SOUTH 23 DEGREES 58 MINUTES 00 SECONDS EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE, AN ARC DISTANCE OF 133.01 FEET TO THE SOUTHWEST CORNER OF SAID LOT 1, THENCE NORTH 88 DEGREES 43 MINUTES 30 SECONDS WEST, ALONG THE WESTERLY LINE OF SAID LOTS 1 AND 2, A DISTANCE OF 126.00 FEET; THENCE NORTH 11 DEGREES 14 MINUTES 06 SECONDS EAST, A DISTANCE OF 139.48 FEET TO THE WESTERLY RIGHT OF WAY LINE OF WOODLAWN DRIVE, THENCE SOUTH 68 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 48.27 FEET TO THE POINT OF BEGINNING.

LA1 2266036

Leadington (325)

Parkersburg (350) – 930 Seventh St., Parkersburg, WV

All that certain tract, piece or parcel of land lying and being situated in the City of Parkersburg, State of West Virginia and being more particularly bounded and described as follows:

Beginning at a punch hole set at the southwest intersection of Seventh Street and George Street, thence South 22 degrees 38 minutes 00 seconds West 206.33 feet to a ½" rod set; thence North 67 degrees 33 minutes 00 seconds West 149.78 feet (149.80 record) to a punch hole set; thence North 24 degrees 22 minutes 00 seconds East 170.97 feet (170.96 record) to a 1 inch pipe found; thence South 81 degrees 19 minutes 00 seconds East 149.00 feet to the punch hole set and the point of beginning, containing 27,714.5 sq. ft or 0.6362 acres.

And being the same property that was conveyed by Kentucky Fried Chicken of California, Inc., a Delaware corporation, to Morgan's Restaurants of West Virginia, Inc. by deed dated July 1, 1999, of record in the office of the Clerk of the County Commission of Wood County, West Virginia, in Deed Book 1002, page 26.

LA1 2266036

Parkersburg (350)

Benwood (351) – 207 Marshall Street, Benwood, WV

Beginning at a point on the right of way line of Marshall Street being South 15° 01' West 285.04 feet from the point of intersection between the South right of way line of Second Street and the west right of way line of Marshall Street; thence with said West right of way line of Marshall Street South 15°01, West 218 feet to a point; thence leaving the West right of way line of Marshall Street North 73°35'33" West 150 feet to a point; thence North 15°01' East 218 feet to the southwesterly corner of Rite Aid of West Virginia, Inc.; thence along the southerly line of Rite Aid South 73°35'30" East 150 feet to the place of beginning.

There is also hereby conveyed all the rights and obligations of that certain Deed of Easement made the 30th day of August, 1984, whereby Benwood Limestone Company, Inc. granted to the Grantor herein a certain right of way and easement over property of Benwood Limestone Company, Inc. immediately to the south of the property hereby conveyed, which Deed of Easement is of record in the office of the County Clerk of Marshall County, West Virginia, at Deed Book 513, page 499, including a perpetual easement for a right of way over the following described property which adjoins the above described property.

Beginning at a point on the fight of way lien of Marshall Street being South 15°01' West 503.04 feet from the point of intersection between the South right of way line of Second Street and the West right of way line of Marshall Street thence with said right of way line of Marshall Street South 15°01, West 45 feet to a point; thence leaving the West right of way line of Marshall Street North 73°35'30" West 150 feet to a point; thence North 15°01, East 45 feet to a point; thence South 73°35'30" East 150 feet to the place of beginning.

LA1 2266036 BENWOOD (351)

Moundsville (352) – 122 N. Lafayette Ave., Moundsville, WV

All those certain tract, piece or parcel of land lying and being situate in the City of Moundsville, Marshall County, State of West Virginia, and more particularly described as follows:

Commencing at a point at the southeastern intersection of U.S. Route 250 and Route 2 thence following Route 2 South along the eastern line 884 feet more or less to a ½ inch rod set; thence North 85 degrees 59 minutes 00 seconds East 110.00 feet to a 5/8 inch rod found; thence South 04 degrees 01 minutes 00 seconds East 160.00 feet to a nail set; thence South 85 degrees 59 minutes 00 seconds West to 95.00 feet to a nail set; thence North 04 degrees 26 minutes 36 seconds West 75.48 feet to a punch hole found; thence South 85 degrees 26 minutes 10 seconds West 14.94 feet to a 5/8 inch rod found; thence North 03 degrees 44 minutes 54 seconds West 84.67 feet to the point and place of beginning containing 16,502.7 square feet or 0.3789 acres.

LA1 2266036 MOUNDSVILLE (352)

New Martinsville (353) – 210 N. State Route 2, New Martinsville, WV

The following described tract or parcel of real estate situate on West Virginia Route 2 in the City of New Martinsville, Magnolia District, Wetzel County, West Virginia, bounded and described as follows:

Beginning at an iron pin at the intersection of the West right of way line of West Virginia State Route 2 and the North right of way line of street commonly known as Rosary Road, thence from said pin North 79° 31' 54" W 199.92 feet, following the North side of Rosary Road, to an iron pin on the East side of a 20 feet wide driveway; thence leaving Rosary Road then following the East side of the 20 feet wide driveway, North 10° 28' 06" East 133.94 feet to an iron pin at the Southwest corner of Lot Number 2 of the Subdivision of a 1.202 acre parcel; thence leaving the driveway, and with the lands remaining to AAA Mobile Homes as Lot Number 2 of the aforementioned subdivision, South 79° 31' 54" East 183.00 feet to an iron pin on the West right of way line of West Virginia Route 2 at the Southeast corner of Lot Number 2; thence with the West right of way line of West Virginia Route 2, South 3° 16' 06" West 135.00 feet to the place of beginning. This Lot Number 1 contains 0.589 acres, as shown upon the plat of said subdivision made by Marshall Engineers and Surveyors, Inc., dated December 9, 1976.

LA1 2266036

NEW MARTINSVILLE (353)

Traffic Circle (354) – 2604 Ohio Ave., Parkersburg, WV

Beginning at a 1" pipe found in the West line of Murdoch Avenue at its intersection with an access road; thence along the West line of said road along a curve to the right with a radius of 76.30 feet, an arc of 54.73 feet, a chord bearing of South 05 Degrees 55 Minutes 45 Seconds West, and a chord of 53.56 feet to a ½" rod set; thence South 61 Degrees 41 Minutes 00 Seconds East 6.39 feet to a 1" pipe found; thence South 14 Degrees 24 Minutes 00 Seconds West 210.92 feet to a 1" pipe found; thence leaving said road North 62 Degrees 30 Minutes 34 Seconds West 147.40 feet to a 1" pipe found; thence North 53 Degrees 36 Minutes 40 Seconds West 23.01 feet to a ½" rod set; thence North 63 Degrees 33 Minutes 00 Seconds West 106.37 feet to a ½" rod set in the East line of Ohio Avenue; thence along the East line of said road North 28 Degrees 17 Minutes 00 Seconds East 110.00 feet to a 1" pipe found; thence South 62 Degrees 13 Minutes 07 Seconds East 9.92 feet to a 1" pipe found; thence North 28 Degrees 17 Minutes 00 Seconds East 100.00 feet to a ½ inch rod set; thence South 61 Degrees 43 Minutes 00 Seconds East 50.00 feet to a nail set; thence North 15 Degrees 20 Minutes 00 Seconds East 47.71 feet to a ½" rod set in the South line of an access road; thence along the South line of said road South 61 Degrees 41 Minutes 00 Seconds East 149.88 feet to the point of beginning, containing 1.3468 acres, or 58667.4 sq. ft.

The above described property is the same property that was conveyed by Kentucky Fried Chicken of California, Inc., a Delaware corporation, to Morgan's Restaurants of West Virginia, Inc. by deed dated July 1, 1999, of record in the office of the Clerk of the County Commission of Wood County, West Virginia, in Deed Book 1002, Page 29.

LA1 2266036 Traffic Circle (354)

Wheeling (356) – 120 Zane St., Wheeling, WV

Beginning at a ½" rod set in the South line of Zane Street, which point is 23.17 feet North 73 degrees 00 minutes 00 seconds West of the Southwest Intersection of Zane Street and S. York Street. Thence leaving said Street South 17 degrees 00 minutes 00 seconds West 119.95 feet to a ½" rod set; thence South 74 degrees 14 minutes 46 seconds East 23.17 feet to a 5/8 inch rod found; thence South 11 degrees 00 minutes 00 seconds East 29.00 feet to a ½" rod set; thence South 80 degrees 28 minutes 40 seconds West 142.93 feet to a ½" rod set, thence North 11 degrees 00 minutes 00 seconds West 95.00 feet to a ½" rod set; thence North 17 degrees 00 minutes 00 seconds East 5.00 feet to a ½" rod set; thence North 73 degrees 00 minutes 00 seconds West 45.00 feet to a ½" rod set; thence North 17 degrees 00 minutes 00 seconds East 120.00 feet to a 5/8 inch rod found; thence South 73 degrees 00 minutes 00 seconds East 180.71 feet to the place and point of beginning containing 30904.3 square feet or 0.7095 acres.

The above real estate is the same as conveyed to Morgan's Restaurants of West Virginia, Inc., from Kentucky Fried Chicken of California, Inc., a Delaware Corporation by deed dated July 1, 1999, and recorded in the Office of the Clerk of the County Commission of Ohio County, West Virginia, in Deed Book No. 714, at Page 163.

LA1 2266036 WHEELING (356)

Kittaning (379) – 14 Hilltop Plaza, Kittanning, PA

ALL THAT CERTAIN PARCEL OR REAL PROPERTY LOCATED IN EAST FRANKLIN TOWNSHIP, ARMSTRONG COUNTY, PENNSYLVANIA, AS MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE SOUTHERLY SIDE OF AN ACCESS RIGHT-OF-WAY 50 FEET IN WIDTH AT THE DIVIDING LINE OF PARCEL NO. 3A AND NO. 38 IN THE HILLTOP PLAZA SHOPPING CENTER PLAN OF SUBDIVISIONS WHICH PLAN IS RECORDED IN THE ARMSTRONG COUNTY RECORDER'S OFFICE IN PLAN BOOK 3, PAGE 551, SLIDE 192; THENCE FROM SAID PLACE OF BEGINNING SOUTH 3º 35' 38" WEST ALONG THE LINE OF PARCEL NOS. 3A AND 38, A DISTANCE OF 223.78 FEET TO A POINT THE DIVIDING LINE OF PARCEL NO. 3A AND PARCEL NO. 6 IN THE AFOREMENTIONED PLAN; THENCE ALONG SAID DIVIDING LINE NORTH 88º 24' 22" WEST, A DISTANCE OF 180 FEET TO A POINT ON THE EASTERLY LINE OF AN ACCESS RIGHT-OF-WAY 68 FEET IN WIDTH; THENCE ALONG SAID RIGHT-OF-WAY NORTH 3º 35' 38" EAST, A DISTANCE OF 175.00 FEET TO A POINT; THENCE CONTINUING ALONG SAME BY THE ARC [OF A] CIRCLE CURVING TO THE RIGHT HAVING A RADIUS OF 50.00 FEET AND AN ARC DISTANCE OF 78.54 FEET TO THE SOUTHERLY LINE OF THE AFOREMENTIONED 50 FOOT ACCESS RIGHT-OF-WAY; THENCE ALONG SAID LINE SOUTH 66º 24' 22" EAST, A DISTANCE OF 98.92 FEET TO A POINT; THENCE CONTINUING ALONG SAME BY THE ARC OF A CIRCLE CURVING TO THE RIGHT HAVING A RADIUS OF 395.00 FEET AND AN ARC DISTANCE OF 31.11 FEET TO THE POINT OF BEGINNING, ALSO KNOWN AS PARCEL NO. 3A AS SHOWN ON THE HILLTOP PLAZA SHOPPING CENTER PLAN OF SUBDIVISION.

Zoning Classification: "C-2" Highway Commercial District

LA1 2266036 Kittaning (379)

SCHEDULE 2

REAL PROPERTIES SUBJECT TO MASTER LEASE (POOL A)

Unit No.	Address	City	ST
1	6636 South Avenue	Youngstown	OH
8	4642 Mahoning Avenue	Youngstown	OH
16	825 East State Street	Alliance	OH
25	4015 Main St.	Weirton	WV
30	9390 Route 30	Irwin	PA
36	2656 W. 12th Street	Erie	PA
50	6901 University Blvd.	Moon Township	PA
51	5130 Clairton Blvd.	Pittsburgh	PA
55	222 West 8th Avenue	Homestead	PA
59	4306 Ohio River Blvd.	Pittsburgh	PA
61	1 Landings Drive	Pittsburgh	PA
65	804 W. View Park Drive	West View	PA
66	278 Yost Blvd.	Pittsburgh	PA
91	270 E. Fairmount Ave.	Lakewood	NY
324	Highway 32, Route 67	Farmington	MO
352	122 N. Lafayette Avenue	Moundsville	WV
379	14 Hilltop Plaza	Kittanning	PA

LA1 2266036 SCHEDULE 2

SCHEDULE 3

REAL PROPERTIES SUBJECT TO MASTER LEASE (POOL B)

Unit No.	Address	City	ST
14	3445 Elm Road	Warren	OH
17	401 Greene Street	Marietta	OH
23	156 North Lincoln Ave.	Salem	OH
53	1100 Brownsville Rd.	Pittsburgh	PA
64	6190 Steubenville Pike	McKeesrock	PA
305	3517 South Grand	St. Louis	MO
325	24 Woodlawn Drive	Leadington	MO
350	930 Seventh Street	Parkersburg	WV
351	207 Marshall Street	Benwood	WV
353	210 N. State Route 2	New Martinsville	WV
354	2604 Ohio Avenue	Parkersburg	WV
356	120 Zane Street	Wheeling	WV

LA1 2266036 SCHEDULE 3